As filed with the Securities and Exchange Commission on April 30, 1999

                           Registration No. 333-39955
                            Registration No. 811-8475

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             Registration Statement Under the Securities Act of 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 2

            For Registration Under the Investment Company Act of 1940
                                 Amendment No. 3

                       GE Capital Life Separate Account II
                           (Exact Name of Registrant)

                  GE Capital Life Assurance Company of New York
                               (Name of Depositor)
                           125 Park Avenue, 6th Floor
                          New York, New York 10017-5529
               (Address of Depositor's Principal Executive Office)
                  Depositor's Telephone Number: (212) 672-4400

                               Patricia L. Dysart
                  GE Capital Life Assurance Company of New York
                           125 Park Avenue, 6th Floor
                          New York, New York 10017-5529
                     (Name and address of Agent for Service)

                                    Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


It is proposed that this filing will become  effective:
_____  immediately upon filing pursuant to paragraph (b) of Rule 485
___X_  on May 1, 1999 pursuant to paragraph (b) of Rule 485
_____  60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____  on _____ pursuant to paragraph (a)(1) of Rule 485
_____  75 days after filing pursuant to paragraph (a)(2) of Rule 485
_____  on _____ pursuant to paragraph (a)(2) of Rule 485

Title of Securities Being Registered:
                             Interests in a Separate Account under Individual Flexible Premium Variable Deferred Annuity Policies

              GE CAPITAL LIFE SEPARATE ACCOUNT II PROSPECTUS FOR
             THE FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY

                                FORM P1066 6/97


                                  Issued by:
                 GE Capital Life Assurance Company of New York
           125 Park Avenue, 6th Floor, New York, New York 10017-5529
                           Telephone: (212) 672-4400

                       Variable Annuity Servicing Center
                            6610 West Broad Street
                              Richmond, VA 23230
                                 (800) 313-5282

This Prospectus describes a flexible premium variable deferred annuity policy (the "Policy") for individuals and some qualified and nonqualified retirement plans. GE Capital Life Assurance Company of New York (the "Company," "we," "us," or "our") issues the Policy.

The Policy offers you the accumulation of Account Value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis or a combination of both.

You may allocate your premium payments to the Separate Account, the Guarantee Account, or both. Each Investment Subdivision of the Separate Account invests in shares of the Funds. We list the Funds, and their currently available portfolios, below.

JANUS ASPEN SERIES:
    Growth Portfolio, Aggressive Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, Capital Appreciation Portfolio
VARIABLE INSURANCE PRODUCTS FUND (VIP):
     VIP Equity-Income Portfolio, VIP Overseas Portfolio, VIP Growth Portfolio VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
     VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio
VARIABLE INSURANCE PRODUCTS FUND III (VIP III):
     VIP III Growth & Income Portfolio, VIP III Growth Opportunities Portfolio GE INVESTMENTS FUNDS, INC.:
    S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
    Oppenheimer Bond Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA
FEDERATED INSURANCE SERIES:
     Federated American Leaders Fund II, Federated Utility Fund II, Federated High Income Bond Fund II
THE ALGER AMERICAN FUND:
     Alger American Growth Portfolio, Alger American Small Capitalization Portfolio
PBHG INSURANCE SERIES FUND, INC.:
     PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio
GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT):
     Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund SALOMON BROTHERS VARIABLE SERIES FUND INC.:
     Salomon Investors Fund, Salomon Total Return Fund, Salomon Strategic Bond Fund

Except for amounts in the Guarantee Account, both the value of a Policy before the Maturity Date and the amount of monthly income afterward will depend upon the investment performance of the portfolio(s) you select. You bear the investment risk of investing in the portfolios.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOUR INVESTMENT IN THE POLICY IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

This Prospectus gives details about the Separate Account and our Guarantee Account that you should know before investing. Please read this prospectus carefully and keep it for future reference.

A statement of additional information ("SAI"), dated May 1, 1999, concerning the Separate Account has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. If you would like a free copy, call us at 1-800-352-9910. The SAI also is available on the SEC's website at http://www.sec.gov. A table of contents for the SAI appears on the last page of this Prospectus.

     The date of this Prospectus is May 1, 1999.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                     PAGE

Definitions .......................................................   4
Expense Tables ....................................................   5
Synopsis ..........................................................  10
Investment Results ................................................  11
Financial Statements ..............................................  11
GE Capital Life Assurance Company of New York .....................  11
Separate Account ..................................................  12
The Guarantee Account .............................................  18
Charges and Other Deductions ......................................  19
Transaction Expenses ..............................................  20
Deductions From The Separate Account ..............................  21
Other Charges .....................................................  21
The Policy ........................................................  22
Transfers .........................................................  23
Surrenders ........................................................  25
The Death Benefit .................................................  26
Income Payments ...................................................  28
Federal Tax Matters ...............................................  31
Voting Rights .....................................................  36
Requesting Payments ...............................................  36
Distribution of the Policies ......................................  36
Additional Information ............................................  37
Table of Contents for Statement of Additional Information .........  39


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
We have tried to make this Prospectus as understandable as possible. However, in explaining how the Policy works, we have had to use certain terms that have special meanings. We define these terms below.

ACCOUNT VALUE -- The value of the Policy equal to the amount allocated to the Investment Subdivisions of the Separate Account and the Guarantee Account.

ACCUMULATION UNIT -- An accounting unit of measure we use in calculating the Account Value in the Separate Account before the Maturity Date.

ANNUITANT -- The Annuitant is the person named in the Policy upon whose age and, where appropriate, sex, we determine monthly income benefits.

ANNUITY UNIT -- An accounting unit of measure we use in the calculation of the amount of the second and each subsequent variable income payment.

BUSINESS DAY -- Any day that the New York Stock Exchange is open for business (except for days on which a Fund does not value its shares) and any other day in which there is a material change in the value of the assets in the Separate Account.

DEATH BENEFIT -- The benefit provided under a Policy upon the death of an Annuitant before the Maturity Date.

DESIGNATED BENEFICIARY(IES) -- The person(s) designated in the Policy who is alive (or in existence for non-natural entities) on the date of an Owner's, Joint Owner's or Annuitant's death and who we will treat as the sole Owner of the Policy following such a death.

FUND -- Any open-end management investment company or unit investment trust in which the separate account invests.

GENERAL ACCOUNT -- Our assets that are not segregated in any of our separate investment accounts.

GUARANTEE ACCOUNT -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.

INVESTMENT SUBDIVISION -- A subdivision of the Separate Account; each Investment Subdivision invests exclusively in shares of a designated portfolio of one of the Funds.

MATURITY DATE -- The date stated in the Policy on which your income payments will commence, if the Annuitant is living on that date.

OWNER -- The person or persons (in the case of Joint Owners) entitled to receive income payments after the Maturity Date. During the lifetime of the Annuitant, the Owner also is entitled to the ownership rights stated in the Policy and in any application. "You" or "your" refers to the Owner or Joint Owners.

POLICY DATE -- The date we issue your Policy and your Policy becomes effective. Your Policy Date is shown in your Policy and we use it to determine Policy years and anniversaries.

SEPARATE ACCOUNT -- GE Capital Life Separate Account II.

SUURENDER VALUE -- The Account Value less any applicable surrender charge and less ODB charge (provided we have the necessary exemptive relief to deduct this charge at surrender).

VALUATION PERIOD -- The period between the close of business on a Business Day and the close of business on the next succeeding Business Day.

VARIABLE ANNUITY SERVICE CENTER -- The office to which all written and telephone inquiries concerning the Policy or portfolios of the Funds should be made: 6610 West Broad Street, Richmond, VA 23230, 1-800-313-5282.

--------------------------------------------------------------------------------
                                 EXPENSE TABLE
--------------------------------------------------------------------------------
This table describes the various costs and expenses that you will pay (either directly or indirectly) if you purchase the Policy. The table reflects expenses both of Investment Subdivisions of the Separate Account and of the portfolios. For more complete descriptions of the various costs and expenses involved, See Charges and Other Deductions in this Prospectus, and the Fund prospectuses.



OWNER TRANSACTION EXPENSES:

 The maximum surrender charge (as a percentage of each premium payment
   surrendered/withdrawn):                                                 6%

 We reduce the surrender charge percentage over time. In general, the later you surrender or withdraw a premium payment, the lower the surrender charge will be on that premium payment.

 (Note: We may waive the surrender charge in certain cases.
   See Surrender Charge.)

 Transfer Charge:
   First 12 transfers in a calendar year                                 None
   Subsequent transfers (each)                                        $ 10.00

ANNUAL EXPENSES (AS A PERCENTAGE OF ACCOUNT VALUE):

   Mortality and Expense Risk Charge                                     1.25%
   Administrative Expense Charge                                          .15%
   -----------------------------                                       -------

 Total Annual Expenses                                                   1.40%

OTHER ANNUAL EXPENSES:
  Annual Policy Maintenance Charge                                       $25*

  Maximum Elective Optional Death Benefit Charge ("ODB")
    (as a percentage of Account Value)                                   .25%**


* We do not assess this charge if your Account Value at the time the charge is due is more than $75,000.

** If the Optional Death Benefit applies. (This may be referred to as the "Annual EstateProtector" in our marketing materials.)

--------------------------------------------------------------------------------
PORTFOLIO ANNUAL EXPENSES


Annual expenses of the portfolios of the Funds for the year ended December 31, 1998 (as a percentage of each portfolio's average net assets):

                                                     MANAGEMENT FEES          OTHER EXPENSES
                                                    (AFTER FEE WAIVER     (AFTER REIMBURSEMENT-     TOTAL ANNUAL
                                                      AS APPLICABLE)          AS APPLICABLE)          EXPENSES
                                                   -------------------   -----------------------   -------------
PORTFOLIO
------------------------------------------------
INTERNATIONAL AND GLOBAL EQUITY
 Janus Aspen Worldwide Growth Portfolio1                     .65                   .07                    .72
 Janus Aspen International Growth Portfolio1                 .66                   .20                    .86
 VIP Overseas Portfolio2                                     .74                   .15                    .89
 GE International Equity Fund                               1.00                   .15                   1.15
SPECIALTY
 GE Real Estate Securities Fund                              .85                   .14                    .99
SMALL-CAP STOCKS
 Oppenheimer Aggressive Growth Fund/VA                       .69                   .02                    .71
 Alger American Small Capitalization Portfolio               .85                   .04                    .89
MID-CAP GROWTH
 Janus Aspen Aggressive Growth Portfolio                     .72                   .03                    .75
 Goldman Sachs VIT Mid Cap Value Fund*5                      .80                   .15                    .95
 PBHG Growth II Portfolio9                                   .51                   .69                   1.20
MID-CAP VALUE
 GE Value Equity Fund**                                      .65                   .10                    .75
LARGE-CAP GROWTH
 Janus Aspen Growth Portfolio1                               .65                   .03                    .68
 Janus Aspen Capital Appreciation Portfolio1                 .70                   .22                    .92
 VIP II Contrafund Portfolio3                                .59                   .07                    .66
 VIP Growth Portfolio2                                       .59                   .07                    .66
 VIP III Growth & Income Portfolio4                          .49                   .11                    .60
 Oppenheimer Capital Appreciation Fund/VA                    .72                   .03                    .75
 GE Premier Growth Equity Fund                               .65                   .17                    .82
 Alger American Growth Portfolio                             .75                   .04                    .79
 PBHG Large Cap Growth Portfolio9                            .32                   .78                   1.10
LARGE-CAP VALUE
 VIP Equity Income Portfolio2                                .49                   .08                    .57
 VIP III Growth Opportunities Portfolio4                     .59                   .11                    .70
 GE U.S. Equity Fund                                         .55                   .14                    .69
 GE S&P Index 500 Fund                                       .35                   .10                    .45
 Federated Utility Fund II8                                  .68                   .25                    .93
 Federated American Leaders Fund II8                         .74                   .14                    .88
 Goldman Sachs VIT Growth and Income Fund5                   .75                   .15                    .90
 Salomon Investors Fund6                                     .70                   .30                   1.00
BALANCED
 Janus Aspen Balanced Fund                                   .72                   .02                    .74
 VIP II Asset Manager Portfolio3                             .54                   .09                    .63
 Oppenheimer Multiple Strategies Fund/VA                     .72                   .04                    .76
 GE Total Return Fund                                        .50                   .13                    .63
 Salomon Total Return Fund6                                  .80                   .20                   1.00
GLOBAL BOND
 GE Global Income Fund                                       .60                   .22                    .82

                                          MANAGEMENT FEES          OTHER EXPENSES
                                         (AFTER FEE WAIVER     (AFTER REIMBURSEMENT-     TOTAL ANNUAL
                                           AS APPLICABLE)          AS APPLICABLE)          EXPENSES
                                        -------------------   -----------------------   -------------
HIGH-YIELD BONDS
 Janus Aspen Flexible Income Fund               .65                     .08                    .73
 Oppenheimer High Income Fund/VA                .74                     .04                    .78
 Federated High Income Bond Fund II             .60                     .18                    .78
DOMESTIC BONDS
 Oppenheimer Bond Fund/VA                       .72                     .02                    .74
 GE Income Fund                                 .50                     .14                    .64
 Salomon Strategic Bond Fund6                   .75                     .25                   1.00
MONEY MARKET
 GE Money Market Fund7                          .25                     .12                    .37

Not all portfolios may be available in all states or markets.

 * These expenses are estimated due to the portfolio being in existence for less than 10 months.

** Although past practice reflects investments within the mid cap range, the portfolio is not restricted on the capitalizations of the companies in which it can invest.

 1 Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1998 would have been .75% for Growth Portfolio, .95% for International Growth Portfolio, .74% for Worldwide Growth Portfolio, and .97% for Capital Appreciation Portfolio.

 2 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1998 would have been .58% for VIP Equity-Income Portfolio, .91% for VIP Overseas Portfolio and .68% for VIP Growth Portfolio.

 3 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1998 would have been .64% for VIP II Asset Manager Portfolio and .70% for VIP II Contrafund Portfolio.

 4 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1998 would have been .61% for VIP III Growth & Income Portfolio and .71% for VIP III Growth Opportunities Portfolio.

 5 Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.15% of each Fund's respective average daily net assets. The investment adviser may modify or discontinue any of the limitations set forth above in the future at its discretion. Absent reimbursements, the total annual expenses during 1998 would have been 2.69% for Growth and Income Fund and 4.79% for Mid Cap Value Fund.

 6 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Salomon Brothers Variable Series Fund during 1998 would have been 2.07% for Investors Fund, 2.90% for Total Return Fund and 1.79% for Strategic Bond Fund.

 7 GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.) and has voluntarily agreed to waive a portion of the fee payable by the Fund. Absent this fee waiver, the total annual expenses during 1998 of the GE Money Market Fund would have been .59%.

 8 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1998 would have been .89% for Federated American Leaders Fund II and 1.00% for Federated Utility Fund II.

 9 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of PBHG Insurance Series Fund, Inc. would have been 1.54% for PBHG Growth II Portfolio and 1.53% for PBHG Large Cap Growth Portfolio.

EXAMPLES: An Owner would pay the following expense on a $1,000 investment, assuming a 5% annual return on assets and the charges and expenses reflected in the Fee Table above:
1. If you surrender* your Policy at the end of the applicable period:

                                                                                             Without  DB rider
   SUBDIVISION INVESTING IN:                                                     1 YEAR     3 YEARS    5 YEARS     10 YEARS
                                                                                 ------     -------    -------     --------
INTERNATIONAL AND GLOBAL EQUITY
Janus Aspen Worldwide Growth Portfolio .........................................   76.34      122.91       154.39     255.44
Janus Aspen International Growth Portfolio .....................................   77.75      127.16       161.48     269.62
VIP Overseas Portfolio .........................................................   78.05      128.07       163.00     272.63
GE International Equity Fund ...................................................   80.67      135.91       176.02     298.32

SPECIALTY
GE Real Estate Securities Fund .................................................   79.06      131.09       168.02     282.59

SMALL-CAP STOCKS
Oppenheimer Aggressive Growth Fund/VA...........................................   76.24      122.60       153.88     254.42
Alger American Small Capitalization Portfolio ..................................   78.05      128.07       163.00     272.63

MID-CAP GROWTH
Janus Aspen Aggressive Growth Portfolio.........................................   76.65      123.82       155.91     258.49
Goldman Sachs VIT Mid Cap Value Fund ...........................................   78.66      129.88       166.01     278.62
PBHG Growth II Portfolio .......................................................   81.17      137.41       178.50     303.18
Mid-Cap Value
GE Value Equity Fund ...........................................................   76.65      123.82       155.91     258.49

LARGE-CAP GROWTH
Janus Aspen Growth Portfolio ...................................................   75.94      121.69       152.35     251.35
Janus Aspen Capital Appreciation Portfolio .....................................   78.36      128.97       164.51     275.63
VIP II Contrafund Portfolio ....................................................   75.74      121.07       151.33     249.29
VIP Growth Portfolio ...........................................................   75.74      121.07       151.33     249.29
VIP III  Growth & Income Portfolio .............................................   75.13      119.24       148.27     243.11
Oppenheimer Capital Appreciation Fund/VA .......................................   76.65      123.82       155.91     258.49
GE Premier Growth Equity Fund ..................................................   77.35      125.94       159.46     265.59
Alger American Growth Portfolio ................................................   77.05      125.03       157.94     262.55
PBHG Large Cap Growth Portfolio ................................................   80.17      134.41       173.53     293.43

LARGE-CAP VALUE
VIP Equity-Income Portfolio ....................................................   74.82      118.33       146.73     240.00
VIP III Growth Opportunities Portfolio .........................................   76.14      122.30       153.37     253.39
GE U.S. Equity Fund ............................................................   76.04      121.99       152.87     252.37
GE S&P 500 Fund ................................................................   73.62      114.65       140.56     227.48
Federated Utility Fund II ......................................................   78.46      129.28       165.01     276.63
Federated American Leaders Fund II .............................................   77.95      127.77       162.49     271.63
Goldman Sachs VIT Growth and Income Fund .......................................   78.15      128.37       163.50     273.63
Salomon Investors Fund .........................................................   79.16      131.39       168.52     283.59

BALANCED
Janus Aspen Balanced Fund ......................................................   76.54      123.51       155.41     257.48
VIP II Asset Manager Portfolio .................................................   75.44      120.17       149.80     246.21
Oppenheimer Multiple Strategies Fund/VA ........................................   76.75      124.12       156.42     259.51
GE Total Return Fund ...........................................................   75.44      120.17       149.80     246.21
Salomon Total Return Fund ......................................................   79.16      131.39       168.52     283.59

GLOBAL BOND
GE Global Income Fund ..........................................................   77.35      125.94       159.46     265.59
Salomon Strategic Bond Fund ....................................................   79.16      131.39       168.52     283.59

HIGH-YIELD BONDS
Janus Aspen Flexible Income Fund ...............................................   76.44      123.21       154.89     256.46
Oppenheimer High Income Fund/VA ................................................   76.95      124.73       157.44     261.54
Federated High Income Bond Fund II .............................................   76.95      124.73       157.44     261.54

DOMESTIC BONDS
Oppenheimer Bond Fund/VA .......................................................   76.54      123.51       155.41     257.48
GE Income Fund .................................................................   75.54      120.47       150.31     247.24

MONEY MARKET
GE Money Market Fund ...........................................................   72.80      112.20       136.43     219.40


* surrender includes annuitization over a period of less than 5 years.

2. If you annuitize at the end of the applicable period, or do not surrender*:

                                                                                             Without  DB rider
SUBDIVISION INVESTING IN:                                                        1 YEAR    3 YEARS     5 YEARS     10 YEARS
                                                                                 -------    ------     -------     --------
INTERNATIONAL AND GLOBAL EQUITY
Janus Aspen Worldwide Growth Portfolio .........................................   22.51       69.42       118.98     255.44
Janus Aspen International Growth Portfolio .....................................   23.91       73.65       126.04     269.62
VIP Overseas Portfolio .........................................................   24.21       74.55       127.55     272.63
GE International Equity Fund ...................................................   26.81       82.34       140.51     298.32

SPECIALTY
GE Real Estate Securities Fund .................................................   25.21       77.55       132.55     282.59

SMALL-CAP STOCKS
Oppenheimer Aggressive Growth Fund/VA ..........................................   22.41       69.12       118.47     254.42
Alger American Small Capitalization Portfolio ..................................   24.21       74.55       127.55     272.63

MID-CAP GROWTH
Janus Aspen Aggressive Growth Portfolio.........................................   22.81       70.33       120.49     258.49
Goldman Sachs VIT Mid Cap Value Fund ...........................................   24.81       76.35       130.55     278.62
PBHG Growth II Portfolio .......................................................   27.31       83.83       142.98     303.18

MID-CAP VALUE
GE Value Equity Fund ...........................................................   22.81       70.33       120.49     258.49

LARGE-CAP GROWTH
Janus Aspen Growth Portfolio ...................................................   22.11       68.21       116.95     251.35
Janus Aspen Capital Appreciation Portfolio .....................................   24.51       75.45       129.05     275.63
VIP II Contrafund Portfolio ....................................................   21.91       67.60       115.93     249.29
VIP Growth Portfolio ...........................................................   21.91       67.60       115.93     249.29
VIP III Growth & Income Portfolio ..............................................   21.30       65.78       112.88     243.11
Oppenheimer Capital Appreciation Fund/VA .......................................   22.81       70.33       120.49     258.49
GE Premier Growth Equity Fund ..................................................   23.51       72.44       124.03     265.59
Alger American Growth Portfolio ................................................   23.21       71.53       122.51     262.55
PBHG Large Cap Growth Portfolio ................................................   26.31       80.85       138.03     293.43

LARGE-CAP VALUE
VIP Equity-Income Portfolio ....................................................   21.00       64.87       111.35     240.00
VIP III Growth Opportunities Portfolio .........................................   22.31       68.82       117.96     253.39
GE U.S. Equity Fund ............................................................   22.21       68.51       117.46     252.37
GE S&P 500 Fund ................................................................   19.80       61.22       105.21     227.48
Federated Utility Fund II ......................................................   24.61       75.75       129.55     276.63
Federated American Leaders Fund II .............................................   24.11       74.25       127.04     271.63
Goldman Sachs VIT Growth and Income Fund .......................................   24.31       74.85       128.05     273.63
Salomon Investors Fund .........................................................   25.31       77.85       133.05     283.59

BALANCED
Janus Aspen Balanced Fund ......................................................   22.71       70.02       119.99     257.48
VIP II Asset Manager Portfolio .................................................   21.61       66.70       114.41     246.21
Oppenheimer Multiple Strategies Fund/VA ........................................   22.91       70.63       121.00     259.51
GE Total Return Fund ...........................................................   21.61       66.70       114.41     246.21
Salomon Total Return Fund ......................................................   25.31       77.85       133.05     283.59

GLOBAL BOND
GE Global Income Fund ..........................................................   23.51       72.44       124.03     265.59
Salomon Strategic Bond Fund ....................................................   25.31       77.85       133.05     283.59

High-Yield Bonds
Janus Aspen Flexible Income Fund ...............................................   22.61       69.72       119.48     256.46
Oppenheimer High Income Fund/VA ................................................   23.11       71.23       122.01     261.54
Federated High Income Bond Fund II .............................................   23.11       71.23       122.01     261.54

DOMESTIC
BondsOppenheimer Bond Fund/VA ..................................................   22.71       70.02       119.99     257.48
GE Income Fund .................................................................   21.71       67.00       114.92     247.24
Money Market
GE Money Market Fund ...........................................................   18.99       58.78       101.10     219.04

*  surrender includes annuitization over a period of less than 5 years.

EXAMPLES:       A Policyowner would pay the following expense on a $1,000
investment, assuming a 5% annual return on assets and the charges and expenses reflected in the Fee Table above:

3. If you surrender* your Policy at the end of the applicable period:


                                                              With  DB rider
Subdivision Investing In:                         1 Year   3 Years   5 Years   10 Years


International and Global Equity
Janus Aspen Worldwide Growth Portfolio              78.86    130.48    167.02     280.61
Janus Aspen International Growth Portfolio          80.27    134.70    174.02     294.41
VIP Overseas Portfolio                              80.57    135.61    175.52     297.34
GE International Equity Fund                        83.17    143.38    188.37     322.35

Specialty
GE Real Estate Securities Fund                      81.57    138.60    180.48     307.04

Small-Cap Stocks
Oppenheimer Aggressive Growth Fund                  78.76    130.18    166.52     279.62
Alger American Small Capitalization Portfolio       80.57    135.61    175.52     297.34

Mid-Cap Growth
Janus Aspen Aggressive Growth Portfolio             79.16    131.39    168.52     283.59
Goldman Sachs VIT Mid Cap Value Fund                81.17    137.41    178.50     303.18
PBHG Growth II Portfolio                            83.68    144.87    190.82     327.07

Mid-Cap Value
GE Value Equity Fund                                79.16    131.39    168.52     283.59

Large-Cap Growth
Janus Aspen Growth Portfolio                        78.46    129.28    165.01     276.63
Janus Aspen Capital Appreciation Portfolio          80.87    136.51    177.01     300.27
VIP II Contrafund Portfolio                         78.25    128.67    164.00     274.63
VIP Growth Portfolio                                78.25    128.67    164.00     274.63
VIP III Growth & Income Portfolio                   77.65    126.85    160.98     268.61
Oppenheimer Capital Appreciation Fund               79.16    131.39    168.52     283.59
GE Premier Growth Equity Fund                       79.86    133.50    172.03     290.49
Alger American Growth Portfolio                     79.56    132.60    170.52     287.54
PBHG Large Cap Growth Portfolio                     82.68    141.89    185.91     317.59

Large-Cap Value
VIP Equity-Income Portfolio                         77.35    125.94    159.46     265.59
VIP III Growth Opportunities Portfolio              78.66    129.88    166.01     278.62
GE U.S. Equity Fund                                 78.56    129.58    165.51     277.63
GE S&P 500 Fund                                     76.14    122.30    153.37     253.39
Federated Utility Fund                              80.97    136.80    177.50     301.24
Federated American Leaders Fund                     80.47    135.30    175.02     296.37
Goldman Sachs VIT Growth and Income Fund            80.67    135.91    176.02     298.32
Salomon Investors Fund                              81.68    138.91    180.98     308.01

Balanced
Janus Aspen Balanced Fund                           79.06    131.09    168.02     282.59
VIP II Asset Manager Portfolio                      77.95    127.77    162.49     271.63
Oppenheimer Multiple Strategies Fund                79.26    131.69    169.03     284.58
GE Total Return Fund                                77.95    127.77    162.49     271.63
Salomon Total Return Fund                           81.68    138.91    180.98     308.01

Global Bond
GE Global Income Fund                               79.86    133.50    172.03     290.49
Salomon Strategic Bond Fund                         81.68    138.91    180.98     308.01

High-Yield Bonds
Janus Aspen Flexible Income Fund                    78.96    130.78    167.52     281.60
Oppenheimer High Income Fund                        79.46    132.29    170.03     286.55
Federated High Income Bond Fund                     79.46    132.29    170.03     286.55

Domestic Bonds
Oppenheimer Bond Fund                               79.06    131.09    168.02     282.59
GE Income Fund                                      78.05    128.07    163.00     272.63

Money Market
GE Money Market Fund                                75.34    119.86    149.29     245.18


* surrender includes annuitization over a period of less than 5 years

4. If you annuitize at the end of the applicable period, or do not surrender*:


                                                               With  DB rider
Subdivision Investing In:                        1 Year    3 Years   5 Years   10 Years

International and Global Equity
Janus Aspen Worldwide Growth Portfolio              25.01     76.95    131.55     280.61
Janus Aspen International Growth Portfolio          26.41     81.14    138.52     294.41
VIP Overseas Portfolio                              26.71     82.04    140.01     297.34
GE International Equity Fund                        29.30     89.77    152.81     322.35

Specialty
GE Real Estate Securities Fund                      27.71     85.02    144.95     307.04

Small-Cap Stocks
Oppenheimer Aggressive Growth Fund                  24.91     76.65    131.05     279.62
Alger American Small Capitalization Portfolio       26.71     82.04    140.01     297.34

Mid-Cap Growth
Janus Aspen Aggressive Growth Portfolio             25.31     77.85    133.05     283.59
Goldman Sachs VIT Mid Cap Value Fund                27.31     83.83    142.98     303.18
PBHG Growth II Portfolio                            29.80     91.25    155.25     327.07

Mid-Cap Value
GE Value Equity Fund                                25.31     77.85    133.05     283.59

Large-Cap Growth
Janus Aspen Growth Portfolio                        24.61     75.75    129.55     276.63
Janus Aspen Capital Appreciation Portfolio          27.01     82.94    141.50     300.27
VIP II Contrafund Portfolio                         24.41     75.15    128.55     274.63
VIP Growth Portfolio                                24.41     75.15    128.55     274.63
VIP III Growth & Income Portfolio                   23.81     73.34    125.54     268.61
Oppenheimer Capital Appreciation Fund               25.31     77.85    133.05     283.59
GE Premier Growth Equity Fund                       26.01     79.95    136.54     290.49
Alger American Growth Portfolio                     25.71     79.05    135.04     287.54
PBHG Large Cap Growth Portfolio                     28.81     88.29    150.36     317.59

Large-Cap Value
VIP Equity-Income Portfolio                         23.51     72.44    124.03     265.59
VIP III Growth Opportunities Portfolio              24.81     76.35    130.55     278.62
GE U.S. Equity Fund                                 24.71     76.05    130.05     277.63
GE S&P 500 Fund                                     22.31     68.82    117.96     253.39
Federated Utility Fund                              27.11     83.23    141.99     301.24
Federated American Leaders Fund                     26.61     81.74    139.52     296.37
Goldman Sachs VIT Growth and Income Fund            26.81     82.34    140.51     298.32
Salomon Investors Fund                              27.81     85.32    145.45     308.01

Balanced
Janus Aspen Balanced Fund                           25.21     77.55    132.55     282.59
VIP II Asset Manager Portfolio                      24.11     74.25    127.04     271.63
Oppenheimer Multiple Strategies Fund                25.41     78.15    133.55     284.58
GE Total Return Fund                                24.11     74.25    127.04     271.63
Salomon Total Return Fund                           27.81     85.32    145.45     308.01

Global Bond
GE Global Income Fund                               26.01     79.95    136.54     290.49
Salomon Strategic Bond Fund                         27.81     85.32    145.45     308.01

High-Yield Bonds
Janus Aspen Flexible Income Fund                    25.11     77.25    132.05     281.60
Oppenheimer High Income Fund                        25.61     78.75    134.55     286.55
Federated High Income Bond Fund                     25.61     78.75    134.55     286.55

Domestic Bonds
Oppenheimer Bond Fund                               25.21     77.55    132.55     282.59
GE Income Fund                                      24.21     74.55    127.55     272.63

Money Market
GE Money Market Fund                                21.51     66.39    113.90     245.18



* surrender includes annuitization over a period of less than 5 years

The Funds supplied all of the figures provided under the subheading portfolio Annual Expenses and part of the data used to produce the figures in the examples. We have not independently verified this information. Certain portfolio expenses are shown net of fee waivers and reimbursements. We cannot guarantee that the waivers and reimbursements will continue.

--------------------------------------------------------------------------------
                                    SYNOPSIS
--------------------------------------------------------------------------------

WHAT TYPE OF POLICY AM I BUYING? The Policy is an individual flexible premium variable deferred annuity policy. We may issue it as a policy qualified (Qualified Policy) under the Internal Revenue Code of 1986, as amended (the
Code), or as a policy that is not qualified under the Code (Non-Qualified Policy). This Prospectus only provides disclosure about the Policy. Certain features described in this Prospectus may vary from your Policy. See The Policy.

HOW DOES THE POLICY WORK? Once we approve your application, we will issue a Policy to you. During the accumulation period, while you are paying in, you can use your premium payments to buy Accumulation Units under the Separate Account or interests in the Guarantee Account. Should you decide to annuitize (that is, change your Policy to a payout mode rather than an accumulation mode), we will convert your Accumulation Units interests to Annuity Units. You can choose a fixed or variable income payment. If you choose a variable income payment, we will base your periodic income payment upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and on the value of each unit on the date the payment is determined. See The Policy.


WHAT ARE MY VARIABLE INVESTMENT CHOICES? Through its 41 Investment Subdivisions, the Separate Account uses your premium payments to purchase shares, at your direction, in one or more portfolios of the 11 Funds. In turn, each portfolio holds securities consistent with its own particular investment policy. Amounts you allocate to the Separate Account will reflect the investment performance of the portfolios you select. You bear the risk of investment gain or loss. See Separate Account Investment Subdivisions.

WHAT IS THE GUARANTEE ACCOUNT? We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after deductions. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on this amount. You may transfer value between the Guarantee Account and the Separate Account subject to certain restrictions. See Transfers Before the Maturity Date.

WHAT CHARGES ARE ASSOCIATED WITH THIS POLICY? Should you withdraw Account Value before your premium payments have been in your Policy for six years, we will assess a surrender charge of anywhere from 0% to 6%, depending upon how many full years those payments have been in the Policy. (Note: We waive this charge under certain conditions). See Surrender Charge.

We assess daily charges in the aggregate at an effective annual rate of 1.40% against the daily net asset value of the Separate Account, including that portion of the account attributable to your premium payments. These charges consist of .15% as an administrative expense charge and 1.25% as a mortality and expense risk charge. Additionally, we may impose an annual $25 Policy Maintenance Charge. We also charge for the Optional Death Benefit (ODB). For a complete discussion of all charges associated with the Policy, see Charges and Other Deductions.

Before the Maturity Date, you may make twelve transfers in a Policy year without incurring a transfer charge. After that, a $10 transfer charge will be assessed each time a transfer is made during the calendar year. We will not impose a transfer charge on transfers made after the Maturity Date. See The PolicyTransfer Charges.

The portfolios also have certain expenses. These include management fees and other expenses associated with the daily operation of each portfolio. See Separate AccountInvestment Subdivisions. These portfolio expenses are more fully described in each Fund's prospectus.

HOW MUCH MUST I PAY, AND HOW OFTEN? Subject to certain minimum and maximum payments, the amount and frequency of your premium payments are completely flexible. See The Policy--Premium payments.

HOW WILL MY INCOME PAYMENTS BE CALCULATED? We will pay you a monthly income beginning on the Maturity Date if the Annuitant is still living. You may also decide to annuitize under one of the optional payment plans. We will base your initial payment on maturity value and other factors. See Income Payments.

WHAT HAPPENS IF I DIE BEFORE THE MATURITY DATE? Before the Maturity Date, if an Owner, Joint Owner, or Annuitant dies while the Policy is in force, we will treat the Designated Beneficiary as the sole Owner of the Policy, subject to certain distribution rules. We may pay a Death Benefit to the Designated Beneficiary. See Death of the Owner or Joint Owner Before the Maturity Date.

MAY I TRANSFER ACCOUNT VALUE AMONG PORTFOLIOS? Yes, but there may be limits on how often you may do so. See The Policy - Transfer Charges. The minimum transfer amount is the entire balance in the Investment Subdivision if the transfer will leave a balance of less than $100. See The Policy - Transfers Before the Maturity Date, and Income Payments Transfers After the Maturity Date.

MAY I SURRENDER THE POLICY OR MAKE A PARTIAL SURRENDER? Yes, subject to Policy requirements and to restrictions imposed under certain retirement plans.

If you surrender the Policy or make a partial surrender, we may assess a surrender charge as discussed above. In addition, you may be subject to income tax and, if you are younger than age 59 at the time of the surrender, a 10% premature withdrawal penalty tax. A surrender or a partial surrender may also be subject to withholding. See Federal Tax Matters.

DO I GET A FREE LOOK AT THIS POLICY? Yes. You have the right to return the Policy to us at our Variable Annuity Service Center, and have us cancel the Policy within ten days.

If you exercise this right, we will cancel the Policy as of the day we receive your request and send you a refund equal to your Account Value plus any charges we have deducted from premium payments (excluding charges the portfolios deducted) on or before the date we received the returned Policy. We will not deduct the surrender charge. See Return Privilege.

You cannot make transfers or partial surrenders during the free look period.

WHERE MAY I FIND MORE INFORMATION ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information section at the end of the Prospectus provides more information about Accumulation Unit Values.

--------------------------------------------------------------------------------
                               INVESTMENT RESULTS
--------------------------------------------------------------------------------

At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions of the portfolios. Total returns reflect Fund fees and expenses, the administrative expense charge, the mortality and expense risk charge, and the policy maintenance charge. Total returns do not reflect the elective Optional Death Benefit charge. See the SAI for further information.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The consolidated financial statements for GE Life Assurance Company of New York are located in the SAI. There are no financial statements for GE Capital Life Separate Account II as there were no Policies sold as of December 31, 1998. If you would like a free copy of the SAI, call 1-800-313-5282. Otherwise, the SAI is available on the SEC's website at http://www.sec.gov.

--------------------------------------------------------------------------------
                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
--------------------------------------------------------------------------------

We are a stock life insurance company that was incorporated in New York on February 23, 1988. We are ultimately a subsidiary of General Electric Capital Corporation (GE Capital), a New York corporation that is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. GE Capital's ultimate parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment, and large electric power generation equipment.

We are licensed solely in New York and specialize in writing individual fixed-rate deferred annuities, fixed payout immediate annuities, and variable deferred annuities.

We are subject to regulation by the Superintendent of Insurance of the State of New York. We submit annual statements in our operations and finances to New York Insurance Department.

We are a member of the Insurance Marketplace Standards Association (IMSA). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

--------------------------------------------------------------------------------
                                SEPARATE ACCOUNT
--------------------------------------------------------------------------------

We established the Separate Account as a separate investment account on April 1, 1996. The Separate Account may invest in mutual funds or in portfolios of series-type mutual funds. We use the Separate Account to support the Policy as well as for other purposes permitted by law.

The Separate Account currently has 41 Investment Subdivisions available under the Policy, but that number may change in the future. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of the funds described below. We allocate net premium payments in accordance with your instructions among up to 10 of the 41 Investment Subdivisions available under the Policy.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business which we may conduct. The assets of the Separate Account shall, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the Policies supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

THE PORTFOLIOS

There is a separate Investment Subdivision which corresponds to each portfolio of a Fund offered in this Policy. You decide the Investment Subdivisions to which you allocate net premium payments. You may change your allocation without penalty or charges.

Each Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before choosing an Investment Subdivision to allocate your net premium payments and Account Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts you allocate to the Separate Account. You bear the investment risk of investing in the portfolios.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

INVESTMENT SUBDIVISIONS

We offer you a choice from among 41 Investment Subdivisions, each of which invests in an underlying portfolio of one of the Funds. You may allocate premiums to up to ten Investment Subdivisions at any one time.


INVESTMENT SUBDIVISIONS
----------------------------------------------------------------------------------------------------------
INVESTMENT SUBDIVISION                          INVESTMENT OBJECTIVE(1)                 ADVISER (AND SUB-
                                                                                    Adviser, as applicable)
----------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL AND GLOBAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                    Seeks long-term capital growth in a manner        Janus Capital
Worldwide Growth Portfolio            consistent with the preservation of               Corporation
                                      capital. Pursues this objective by
                                      investing in a diversified portfolio of
                                      common stocks of foreign and domestic
                                      issuers of all sizes. Normally invests in
                                      at least five different countries
                                      including the United States.
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                    Seeks long-term growth of capital. Pursues        Janus Capital
International Growth Portfolio        this objective primarily through                  Corporation
                                      investments in common stocks of issuers
                                      located outside the United States. The
                                      portfolio normally investing at least 65%
                                      of its total assets in securities of
                                      issuers from at least five different
                                      countries, excluding the United States.
----------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE           Seeks long-term growth of capital by              Fidelity
PRODUCTS FUND                         investing at least 65% of total assets in         Management &
VIP Overseas Portfolio                foreign securities, primarily in common           Research
                                      stocks.                                           Company

----------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS                  Objective of providing long-term growth of        GE Investment
International Equity Fund             capital by investing primarily in foreign         Management
                                      equity and equity-related securities which        Incorporated
                                      the Adviser believes have long-term
                                      potential for capital growth.
----------------------------------------------------------------------------------------------------------
                                        SPECIALTY FUNDS
----------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS                  Objective of providing maximum total              GE Investment
Real Estate Securities Fund           return through current income and capital         Management
                                      appreciation by investing primarily in            Incorporated
                                      securities of U.S. issuers that are               (Subadvised by
                                      principally engaged in or related to the          Seneca Capital
                                      real estate industry including those that         Management, L.L.C.)
                                      own significant real estate assets. The
                                      portfolio will not invest directly in real
                                      estate.
----------------------------------------------------------------------------------------------------------
                                         SMALL-CAP STOCKS
----------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT          Seeks to achieve capital appreciation by          OppenheimerFunds,
FUNDS                                 investing in growth-type companies.               Inc.
Aggressive Growth Fund/VA
(formerly known as Aggressive
Growth Fund)
----------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND               Portfolio Seeks long-term capital                 Fred Alger
ALGER AMERICAN SMALL                  appreciation by focusing on small,                Management,
Capitalization                        fast-growing companies that offer                 Inc.
                                      innovative products, services or
                                      technologies to a rapidly expanding
                                      marketplace. Under normal circumstances,
                                      the portfolio invests primarily in the
                                      equity securities of small capitalization
                                      companies. A small capitalization company
                                      is one that has a market capitalization
                                      within the range of the Russell 2000
                                      Growth Index or the S&P Small Cap 600
                                      Index.
----------------------------------------------------------------------------------------------------------

--------------------
(1) Standard and Poor's, together with the Funds, determined these categories.

----------------------------------------------------------------------------------------------------------
INVESTMENT SUBDIVISION                            INVESTMENT OBJECTIVE                  ADVISER (and Sub-
                                                                                        Adviser, as applicable)
----------------------------------------------------------------------------------------------------------
                                            MID-CAP GROWTH
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                    Non-diversified portfolio pursuing                Janus Capital
Aggressive Growth Portfolio           long-term growth of capital. Pursues this         Corporation
                                      objective by normally investing at least
                                      50% of its assets in equity securities
                                      issued by medium-sized companies.
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE                Seeks long-term capital appreciation,             Goldman Sachs
INSURANCE TRUST (VIT)                 primarily through equity securities of            Asset
Mid Cap Value Fund                    companies with public stock market                Management
(formerly known as Mid Cap            capitalizations within the range of the
Equity Fund)                          market capitalization of companies
                                      constituting the Russell Midcap Index at
                                      the time of investment (currently between
                                      $400 million and $16 billion).
----------------------------------------------------------------------------------------------------------
PBHG INSURANCE SERIES FUND            Seeks to achieve capital appreciation by          Pilgrim Baxter &
PBHG Growth II Portfolio              investing at least 65% of its total assets        Associates, Ltd.
                                      in the growth securities (primarily common
                                      stocks) of small and medium sized
                                      companies (market capitalization or annual
                                      revenues between $500 million and $10
                                      billion) that, in the adviser's opinion,
                                      have an outlook for strong earnings growth
                                      and capital appreciation potential.
----------------------------------------------------------------------------------------------------------
                                                       MID-CAP VALUE
----------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS                  Objective of providing long term growth of        GE Investment
Value Equity Fund                     capital by investing primarily in common          Management
                                      stock and other equity securities of              Incorporated
                                      companies that the investment adviser             (Subadvised by
                                      believes are undervalued by the                   NWQ Investment
                                      marketplace at the time of purchase and           Management
                                      that offer the potential for above-average        Company)
                                      growth of capital. Although the current
                                      portfolio reflects investments primarily
                                      within the mid cap range, the Fund is not
                                      restricted to investments within any
                                      particular capitalization and may in the
                                      future invest a majority of its assets in
                                      another capitalization range.
----------------------------------------------------------------------------------------------------------
                                                LARGE-CAP GROWTH
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                    Seeks long-term capital growth consistent         Janus Capital
Growth Portfolio                      with the preservation of capital and              Corporation
                                      pursues its objective by investing in
                                      common stocks of companies of any size.
                                      Emphasizes larger, more established
                                      issuers.
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                    Seeks long-term growth of capital. Pursues        Janus Capital
Capital Appreciation Portfolio        this objective by investing primarily in          Corporation
                                      common stocks of companies of any size.
----------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE           Seeks long-term capital appreciation by           Fidelity Management
PRODUCTS FUND II                      investing mainly in common stocks and in          & Research Company
VIP II Contrafund Portfolio           securities of companies whose value is
                                      believed to have not been fully recognized
                                      by the public. This fund invests in
                                      domestic and foreign issuers. This fund
                                      also invests in growth stocks or value
                                      stocks or both.
----------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE           Seeks capital appreciation by investing           Fidelity
PRODUCTS FUND                         primarily in common stocks of companies           Management &
VIP Growth Portfolio                  believed to have above-average growth             Research
                                      potential.                                        Company
----------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE           Seeks high total return through a                 Fidelity Management &
PRODUCTS FUND III                     combination of current income and capital         Research Company
VIP III Growth & Income               appreciation by investing a majority of
Portfolio                             assets in common stocks with a focus on
                                      those that pay current dividends and show
                                      potential for capital appreciation.
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
INVESTMENT SUBDIVISION                          INVESTMENT OBJECTIVE(1)                 ADVISER (AND SUB-
                                                                                    Adviser, as applicable)
----------------------------------------------------------------------------------------------------------
Oppenheimer Variable Account          Seeks capital appreciation from                   OppenheimerFunds,
Funds                                 investments in securities of well-known           Inc.
Capital Appreciation Fund/VA          and established companies. Such securities
(formerly known as Oppenheimer        generally have a history of earnings and
Growth Fund)                          dividends and are issued by seasoned
                                      companies (having an operating history of
                                      at least five years, including
                                      predecessors). Current income is a
                                      secondary consideration in the selection
                                      of the Capital Appreciation Fund's
                                      portfolio securities.
----------------------------------------------------------------------------------------------------------
GE Investments Funds                  Objective of providing long-term growth of        GE Investment
Premier Growth Equity Fund            capital as well as future (rather than            Management
                                      current) income by investing primarily in         Incorporated
                                      growth-oriented equity securities.
----------------------------------------------------------------------------------------------------------
The Alger American Fund               Seeks long-term capital appreciation by           Fred Alger
Alger American Growth Portfolio       focusing on growing companies that                Management,
                                      generally have broad product lines,               Inc.
                                      markets, financial resources and depth of
                                      management. Under normal circumstances,
                                      the portfolio invests primarily in the
                                      equity securities of large companies. The
                                      portfolio considers a large company to
                                      have a market capitalization of $1 billion
                                      or greater.
----------------------------------------------------------------------------------------------------------
PBHG Insurance Series Fund            Seeks long term growth of capital by              Pilgrim Baxter &
PBHG Large Cap Growth                 investing at least 65% of its total assets        Associates, Ltd.
Portfolio                             in growth securities (primarily common
                                      stocks) of large capitalization companies
                                      (market capitalization over $1 billion)
                                      that, in the adviser's opinion, have an
                                      outlook for strong earnings growth and
                                      capital appreciation potential.
----------------------------------------------------------------------------------------------------------
                                                LARGE-CAP VALUE
----------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance           Seeks reasonable income and will consider         Fidelity
Products Fund                         the potential for capital appreciation.           Management &
VIP Equity-Income Portfolio           The fund also seeks a yield, which exceeds        Research
                                      the composite yield on the securities             Company
                                      comprising the S&P 500 by investing
                                      primarily in income-producing equity
                                      securities and by investing in domestic
                                      and foreign issuers.
----------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance           Seeks to provide capital growth by                Fidelity
Products Fund III                     investing primarily in common stock and           Management &
VIP III Growth Opportunities          other types of securities, including              Research
Portfolio                             bonds, which may be lower-quality debt            Company
                                      securities.
----------------------------------------------------------------------------------------------------------
GE Investments Funds                  Objective of providing long-term growth of        GE Investment
U.S. Equity Fund                      capital through investments primarily in          Management
                                      equity securities of U.S. companies. GE           Incorporated
                                      Investment Management Incorporated GE             (Subadvised by
                                      Investments Funds S&P 500 Index Fund2             State Street
                                      Objective of providing capital                    Global Advisers)
                                      appreciation and accumulation of income
                                      that corresponds to the investment return
                                      of the Standard & Poor's 500 Composite
                                      Stock Price Index through investment in
                                      common stocks comprising the Index.
----------------------------------------------------------------------------------------------------------
Federated Insurance Series            Seeks high current income and moderate            Federated
Utility Fund II                       capital appreciation by investing                 Investment
                                      primarily in equity and debt securities of        Management
                                      utility companies.                                Company
----------------------------------------------------------------------------------------------------------

-----------------------

(2) Standard & Poor's, S&P, and S&P 500 are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this Fund or the Policy.

----------------------------------------------------------------------------------------------------------
INVESTMENT SUBDIVISION                        INVESTMENT OBJECTIVE                       ADVISER (and Sub-
                                                                                        Adviser, as applicable)
----------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES            Seeks long-term growth of capital with a          Federated
American Leaders Fund II              secondary objective of providing income.          Investment
                                      Seeks to achieve its objective by                 Management
                                      investing, under normal circumstances, at         Company
                                      least 65% of its total assets in common
                                      stock of blue chip companies.
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE                Seeks long-term capital growth and growth         Goldman Sachs
INSURANCE TRUST (VIT)                 of income, primarily through equity               Asset
Growth and Income Fund                securities that are considered to have            Management
                                      favorable prospects for capital
                                      appreciation and/or dividend-paying
                                      ability.
----------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE             Seeks long-term growth of capital with            Salomon
SERIES FUNDS                          current income as a secondary objective,          Brothers Asset
Investors Fund*                       primarily throug investments in common            Management Inc
                                      stocks of well-known companies.
----------------------------------------------------------------------------------------------------------
                                                  BALANCED
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                    Seeks long term growth of capital. Pursues        Janus Capital
Balanced Portfolio                    this objective consistent with the                Corporation
                                      preservation of capital and balanced by
                                      current income. Normally invests 40-60% of
                                      its assets in securities selected
                                      primarily for their growth potential and
                                      40-60% of its assets in securities
                                      selected primarily for their income
                                      potential.
----------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE           Seeks high total return with reduced risk         Fidelity
PRODUCTS FUND II                      over the long-term by allocating assets           Management &
VIP II Asset Manager Portfolio        among stocks, bonds and short-term and            Research
                                      money market instruments.                         Company
----------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT          Seeks total investment return (which              OppenheimerFunds,
FUNDS                                 includes current income and capital               Inc.
Multiple Strategies Fund/VA           appreciation in the values of its shares)
formerly known as Multiple            from investments in common stocks and
Strategies Fund                       other equity securities, bonds and other
                                      debt securities, and "money market"
                                      securities.
----------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS                  Objective of providing the highest total          GE Investment
Total Return Fund                     return, composed of current income and            Management
                                      capital appreciation, as is consistent            Incorporated
                                      with prudent investment risk by investing
                                      in common stock, bonds and money market
                                      instruments, the proportion of each being
                                      continuously determined by the investment
                                      adviser.
----------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE             Seeks to obtain above-average income by           Salomon
Series Funds                          primarily investing in a broad variety of         Brothers Asset
Total Return Fund*                    securities, including stocks, fixed-income        Management Inc
                                      securities and short-term obligations.
----------------------------------------------------------------------------------------------------------
                                                      GLOBAL BONDS
----------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS                  Objective of providing high total return,         GE Investment
Global Income Fund                    emphasizing current income and, to a              Management
                                      lesser extent, capital appreciation. The          Incorporated
                                      Fund seeks to achieve this objective by
                                      investing primarily in foreign and
                                      domestic income-bearing debt securities
                                      and other foreign and domestic income
                                      bearing instruments.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    HIGH-YIELD BONDS
----------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES                    Seeks maximum total return consistent with        Janus Capital
Flexible Income Portfolio             preservation of capital. Total return is          Corporation
                                      expected to result from a combination of
                                      income and capital appreciation. The
                                      portfolio pursues its objective primarily
                                      by investing in any type of
                                      income-producing securities. This
                                      portfolio may have substantial holdings of
                                      lower-rated debt securities or junk bonds.
                                      The risks of investing in junk bonds are
                                      described in the prospectus for Janus
                                      Aspen Series, which should be read
                                      carefully before investing.
----------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT          Seeks high current income from investments        OppenheimerFunds,
FUNDS                                 in high yield fixed income securities,            Inc.
High Income Fund/VA                   including unrated securities or high-risk
(formerly known as High Income        securities in lower rating categories.
Fund)                                 These securities may be considered
                                      speculative. This Fund may have
                                      substantial holdings of lower-rated debt
                                      securities or junk bonds. The risks of
                                      investing in junk bonds are described in
                                      the prospectus for the Oppenheimer
                                      Variable Account Funds, which should be
                                      read carefully before investing.
----------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES            Seeks high current income by investing            Federated
High Income Bond Fund II              primarily in a diversified portfolio of           Advisers
                                      professionally managed fixed-income
                                      securities. The fixed income securities in
                                      which the Fund intends to invest are
                                      lower-rated corporate debt obligations,
                                      commonly referred to as junk bonds. The
                                      risks of these securities and their high
                                      yield potential are described in the
                                      prospectus for the Federated Insurance
                                      Series, which should be read carefully
                                      before investing.
----------------------------------------------------------------------------------------------------------
                                                DOMESTIC BONDS
----------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT          Seeks high level of current income and            OppenheimerFunds,
FUNDS                                 capital, and growth when consistent with          Inc.
Bond Fund/VA                          its primary objective. Under normal
formerly known as Bond Fund           conditions this fund will invest at least
                                      65% of its total assets in investment
                                      grade debt securities.
----------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS                  Objective of providing maximum income             GE Investment
Income Fund                           consistent with prudent investment                Management
                                      management and preservation of capital by         Incorporated
                                      investing primarily in income-bearing debt
                                      securities and other income bearing
                                      instruments.
----------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE             Seeks high level of current income with           Salomon
SERIES FUNDS                          capital appreciation as a secondary               Brothers Asset
Strategic Bond Fund*                  objective, through a globally diverse             Management Inc
                                      portfolio of fixed-income investments,
                                      including lower-rated fixed income
                                      securities commonly known as junk bonds.
----------------------------------------------------------------------------------------------------------
                                                     MONEY MARKET
----------------------------------------------------------------------------------------------------------
GE INVESTMENTS FUNDS                  Objective of providing highest level of           GE Investment
Money Market Fund                     current income as is consistent with high         Management
                                      liquidity and safety of principal by              Incorporated
                                      investing in various types of good quality
                                      money market securities.
----------------------------------------------------------------------------------------------------------

*We anticipate this Fund will be available for the Separate Account's investment in the second quarter of 1999.

We will purchase shares of the portfolios at net asset value and direct them to the appropriate Investment Subdivisions of Account 4. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay Death Benefits and surrender/partial surrender proceeds, to make income payments, or for other purposes described in the Policy. We automatically reinvest all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in unit values.

Shares of the portfolios of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the Funds.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. These agreements reflect administrative services we provide.

CHANGES TO THE SEPARATE ACCOUNT AND THE INVESTMENT SUBDIVISIONS

We reserve the right, within the law, to make additions, deletions and substitutions for the Funds and/or any portfolios within the Funds in which the Separate Account participates. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the Policy. This substitution might occur if shares of a portfolio should no longer be available, or if investment in any portfolio's shares should become inappropriate, in the judgment of our management, for the purposes of the Policy. No substitution of the shares attributable to your Policy may take place without notice to you and before approval of the SEC, in accordance with the 1940 Act.

We also reserve the right to establish additional Investment Subdivisions, each of which would invest in a separate portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Investment Subdivisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of a committee; or combine the Separate Account with other separate accounts of the Company. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

--------------------------------------------------------------------------------
                              THE GUARANTEE ACCOUNT
--------------------------------------------------------------------------------

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the 1933 Act), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account, nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account, and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

You may allocate some or all of your net premium payments and transfer some or all of your Account Value to the Guarantee Account. We credit the portion of the Account Value allocated to the Guarantee Account with interest (as described below). Account Value in the Guarantee Account is subject to some, but not all, of the charges we assess in connection with the Policy. See Charges and Other Deductions.

Each time you allocate net premium payments or transfer Account Value to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

The initial interest rate guarantee period for any allocation will be one year, unless you elect differently at the time of your allocation. Subsequent interest rate guarantee periods will each be one year, unless you select another period at or before the beginning of the subsequent period. During the first 10 days of each interest rate guarantee period, you may change the interest rate guarantee period to any other period we then offer. If you change the interest rate guarantee period, a different interest rate may apply. After the first 10 days of an interest rate guarantee period, you may not change that guarantee period.


We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of Account Value under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account, or any portion thereof. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN FUTURE GUARANTEE PERIODS. HOWEVER, THE INTEREST RATES FOR ANY INTEREST GUARANTEE PERIOD WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR POLICY.

We will notify Owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available guarantee period and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the guarantee period (30 day window) of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all or a portion of the remaining amount to one or more Investment Subdivisions subject to certain restrictions. See Transfers Before the Maturity Date. During the 30 day window, the allocation will accrue interest at the new guarantee period's interest rate.

We reserve the right to credit bonus interest on premium payments allocated to a Guarantee Account participating in the Dollar-Cost Averaging Program.

--------------------------------------------------------------------------------
                          CHARGES AND OTHER DEDUCTIONS
--------------------------------------------------------------------------------

All of the charges described in this section apply to Account Value allocated to the Separate Account. Account Value in the Guarantee Account is subject to all of the charges described in this section except for the mortality and expense risk charge and the administrative expense charge.

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder. Our administrative services include:


        o    processing applications for and issuing the Policies;

        o processing purchases and redemptions of portfolio shares as required;

        o    maintaining records; administering annuity payouts;

        o furnishing accounting and valuation services (including the calculation and monitoring of daily Investment Subdivision values);

        o reconciling and depositing cash receipts; providing Policy confirmations and periodic statements;

        o    and providing toll-free inquiry services.

The risks we assume include:

        o the risk that the Death Benefits will be greater than the Surrender Value;

        o the risk that the actual life-span of persons receiving income payments under the Policy will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Policy and cannot be changed);

        o the risk that more Owners than expected will qualify for waivers of the surrender charges;

        o and the risk that our costs in providing the services will exceed our revenues from Policy charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

--------------------------------------------------------------------------------
TRANSACTION EXPENSES

SURRENDER CHARGE

We assess a surrender charge (except as described below) on partial and full surrenders of premium payments. We also assess surrender charges to payments we make upon maturity if your Maturity Date occurs before all of your premium payments have been in your Policy for seven years. You pay this charge to partially compensate us for the losses we experience on Policy distribution costs when Owners surrender or partially surrender.

We calculate the surrender charge separately for each premium payment. For purposes of calculating this charge, we assume that you withdraw premium payments on a first-in, first-out basis. We also assume you surrender your premium payments before you surrender any gains in your Policy. We deduct the surrender charge proportionately from the Investment Subdivisions. However, if there is no Account Value in the Separate Account, we will deduct the charge from the Guarantee Account. The surrender charge is as follows:

            Number of full and
                partially
             completed years
            since we received                 Surrender charge as a percentage
               the premium                    of the surrendered or partially
                 payment                        surrendered premium payment
            ------------------              -----------------------------------
                   Year                                 Percentage
                   ----                                 -----------
                    1                                       16%
                    2                                        6%
                    3                                        6%
                    4                                        6%
                    5                                        4%
                    6                                        2%
                 7 or more                                   0%

We do not assess the surrender charge on surrenders:

        o    of free withdrawal amounts (as defined below);

        o if taken under Optional Payment Plan 1, Optional Payment Plan 2 (for a period of 5 or more years),Optional Payment Plan 3 (for a payment period of at least 5 years based on a guaranteed interest rate), or Optional Payment Plan 5;

        o    if within 90 days of the Annuitant's death.

Your first surrender in any Policy year of up to 10% of your Account Value (determined the Valuation Period during which we receive the surrender request) may be made without a surrender charge (the "free withdrawal amount"). If the first surrender in any Policy year is a full surrender or a partial surrender of more than 10% of Account Value, no surrender charge will apply to a portion of the amount surrendered equal to 10% of your Account Value. Any amount subject to the surrender charge will not exceed the amount you surrender. The free withdrawal amount is not cumulative from Policy year to Policy year.

Further, we will waive the surrender charge if you annuitize under Optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Income for a Fixed Period) provided that you select a fixed period of 5 years or more,

Optional Payment Plan 3 (for a payment period of at least 5 years based on a guaranteed interest rate), or Optional Payment Plan 5 (Joint Life and Survivor Income). See Optional Payment Plans.

--------------------------------------------------------------------------------

DEDUCTIONS FROM THE SEPARATE ACCOUNT

We deduct from the Separate Account an amount, computed daily, at an annual rate of 1.40% of the daily net asset value. The charge consists of an administrative expense charge at an effective annual rate of .15% and a mortality and expense risk charge at an effective annual rate of 1.25%. These deductions from the Separate Account are reflected in Account Value.

--------------------------------------------------------------------------------

OTHER CHARGES
OPTIONAL DEATH BENEFIT CHARGE

We charge you for expenses related to the elective Optional Death Benefit (ODB). We deduct these charges against the Account Value in the Separate Account at each anniversary and at full surrender to compensate us for the increased risks and expenses associated with providing the enhanced Death Benefit. We will allocate the annual ODB charge among the Investment Subdivisions in the same proportion that the Policy's Account Value in each Investment Subdivision bears to the total Account Value in all Investment Subdivisions at the time we make the charge. If the Account Value in the Separate Account is not sufficient to cover the charge for the ODB, we will deduct the charge first from the Account Value in the Separate Account, if any, and then from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts which have been in the Guarantee Account for the longest period of time. At full surrender, we will charge you a pro-rata portion of the annual charge. (We do not have exemptive relief to deduct the ODB charge at full surrender, so we do not currently deduct the ODB charge at full surrender. We are, however, in the process of applying for exemptive relief. If we receive this exemptive relief, we will begin to deduct the ODB charge at full surrender.)

We guarantee that the ODB charge will never exceed an annual rate of 0.25% of your Account Value.

POLICY MAINTENANCE CHARGE

We will deduct an annual charge of $25 annually from the Account Value of each Policy to compensate us for certain administrative expenses incurred in connection with the Policies. We will deduct the charge at each Policy anniversary and at full surrender. We will waive this charge if your Account Value at the time of deduction is more than $75,000.

We will allocate the annual Policy Maintenance Charge among the Investment Subdivisions in the same proportion that the Policy's Account Value in each Investment Subdivision bears to the total Account Value in all Investment Subdivisions at the time we make the charge. If there is insufficient Account Value allocated to the Separate Account, we will deduct any remaining portion of the charge from the Guarantee Account from the amounts that have been in the Guarantee Account for the longest period of time. Other allocation methods may be available upon request.

TRANSFER CHARGES

You may transfer amounts from and among the Investment Subdivisions of the Separate Account and the Guarantee Account. Twelve transfers may be made each calendar year without incurring a charge. After that, each time you transfer amounts during that calendar year, we will deduct a $10 transfer charge from the amount transferred to compensate us for the costs in making the transfer. We will not charge for transfers occurring after Income Payments begin.

OTHER CHARGES AND DEDUCTIONS

Each portfolio incurs certain fees and expenses. To pay for these charges, the portfolio makes deductions from its assets. The deductions are described more fully in each Fund's prospectus.

ADDITIONAL INFORMATION

We may reduce or eliminate the administrative expense and surrender charges described previously for any particular Policy. However, we will reduce these charges only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or (4) any other circumstances which reduce distribution or administrative expenses. We will state the exact amount of administrative expense and surrender charges applicable to a particular Policy in that Policy. We will include any such differences in your Policy.

--------------------------------------------------------------------------------
                                   THE POLICY
--------------------------------------------------------------------------------

The Policy is an individual flexible premium variable deferred annuity Policy. We describe your rights and benefits below and in the Policy.

PURCHASE OF THE POLICY

If you wish to purchase a Policy, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a Policy. We then send the Policy to you through your sales representative. See Distribution of the Policies.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial premium payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial premium payment for no more than five business days. If the incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your premium payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial premium payment within two business days.

To apply for a Policy, you must be of legal age and also be eligible to participate in any of the qualified or non-qualified plans for which we designed the Policies. The Annuitant cannot be older than age 85, unless we approve a different age.

OWNERSHIP

As Owner, you have all rights under the Policy, subject to the rights of any irrevocable beneficiary. According to New York law, the assets of the Separate Account are held for the exclusive benefit of all Owners and their Designated Beneficiaries. Qualified Policies may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

If you name a Joint Owner in the application, we will treat the Joint Owners as having equal undivided interests in the Policy. All Owners must together exercise any ownership rights in this Policy.

PREMIUM PAYMENTS

You may make premium payments at a frequency and in the amount you select, subject to certain limitations. You must obtain our approval before you make total premium payments for an Annuitant age 79 or younger that exceed $2,000,000. If the Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Payments may be made or, if stopped, resumed at any time until the Maturity Date, the surrender of the Policy, or the death of the Owner (or Joint Owner, if applicable), whichever comes first. We reserve the right to refuse to accept a premium payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

The minimum initial premium payment is $5,000 (or $2,000 if your Policy is an IRA Policy). We may accept a lower initial premium payment in the case of certain group sales. Each additional premium Payment must be at least $500 for Non-Qualified Policies, $50 for IRA Policies and $100 for other Qualified Policies.

BUSINESS DAY

We will value Accumulation and Annuity Units once daily as of the close of trading (currently 4:00 p.m., New York time) for each day the New York Stock Exchange is open except for days on which a Fund does not value its shares. If a Valuation Period contains more than one day, the unit values will be same for each day in the Valuation Period.

ALLOCATION OF PREMIUM PAYMENTS

We place net premium payments into the Separate Account's Investment Subdivisions, each of which invests in shares of a corresponding portfolio of the Funds and/or the Guarantee Account, according to your instructions. You may allocate premiums to up to ten Investment Subdivisions at any one time.

The percentage of any premium payment which you can put into any one Investment Subdivision or interest rate guarantee period must be at least 1%. Upon allocation to the appropriate Investment Subdivisions we convert net premium payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Investment Subdivision by the value of an Accumulation Unit for that Investment Subdivision on the Business Day on which we receive the premium payment at our Variable Annuity Service Center if received before 4:00 p.m., New York time. If we receive the premium payment at or after 4:00 p.m, New York time, we will use the Accumulation Unit value computed on the next Business Day. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the portfolio's investments perform, but also upon the charges of the Separate Account and the fees and expenses of the portfolios.

You may change the allocation of subsequent premium payments at any time, without charge, by sending us acceptable notice in writing. The new allocation will apply to any premium payments made after we receive notice of the change.

VALUATION OF ACCUMULATION UNITS

We value Accumulation Units for each Investment Subdivision separately. Initially, we arbitrarily set the value of each Accumulation Unit at $10.00. After that, the value of an Accumulation Unit in any Investment Subdivision for a Valuation Period equals the value of an Accumulation Unit in that Investment Subdivision as of the preceding Valuation Period multiplied by the net investment factor of that Investment Subdivision for the current Valuation Period.

The net investment factor is an index we use to measure the investment performance of an Investment Subdivision from one Valuation Period to the next. The net investment factor for any Investment Subdivision for any Valuation Period reflects the change in the net asset value per share of the portfolio held in the Investment Subdivision from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Investment Subdivision. If any ex-dividend date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Investment Subdivision.

--------------------------------------------------------------------------------
                                   TRANSFERS
--------------------------------------------------------------------------------

TRANSFERS BEFORE THE MATURITY DATE

Before the earliest of the surrender of the Policy, payment of any Death Benefit, or the Maturity Date, you may transfer all or a portion of your investment between and among the Investment Subdivisions of the Separate Account and the Guarantee Account, subject to certain conditions. We process transfers among the Investment Subdivisions of the Separate Account and between the Investment Subdivisions and any Guarantee Account as of the end of the Valuation Period that we receive the transfer request at our Variable Annuity Service Center. We may postpone transfers to, from, or among the Investment Subdivisions of the Separate Account, under certain circumstances. See Requesting Payments.

Further, we may restrict certain transfers from the Investment Subdivisions. We reserve the right to prohibit or limit transfers from an Investment Subdivision to the Guarantee Account during the six month period following the transfer of any amount from the Guarantee Account to any Investment Subdivision.

Currently, there is no other limit on the number of transfers between and among Investment Subdivisions of the Separate Account and the Guarantee Account; however, we reserve the right to limit the number of transfers each calendar year to twelve, or if it is necessary for the Policy to continue to be treated as an annuity policy by the Internal Revenue Service, a lower number. Currently, the first twelve transfers in a calendar year are free. After that, we will assess a fee of $10 per transfer during that calendar year. We do not assess a surrender charge on dollar-cost averaging transfers or on portfolio rebalancing transfers. The minimum transfer amount is the entire balance in the Investment Subdivision or interest rate guarantee period if the transfer will leave a balance of less than $100.

Sometimes we may not honor your transfer request. We may not honor your transfer request:


        (i) if any Investment Subdivision that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests;

        (ii) if the transfer is a result of more than one trade involving the same Investment Subdivision within a 30 day period; or

        (iii) if the transfer would adversely affect accumulation unit values;
             and

        (iv) if the transfer would adversely affect any portfolio affected by the transfer.

We also may not honor transfers made by third parties. (See Transfers by Third Parties.)

When thinking about a transfer of Account Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give third parties the right to effect transfers on your behalf. However, when the same third party makes transfer for many owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Policies, and the management of the Funds share this position. Therefore, we may limit transfers made by a third party.

DOLLAR-COST AVERAGING

The dollar-cost averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Money Market Investment Subdivision and/or the Guarantee Account to any combination of other Investment Subdivisions (as long as the total number of Investment Subdivisions used does not exceed 10 at any one time). The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may participate in the dollar-cost averaging program by selecting the program on the application, or by completing a dollar-cost averaging agreement. To use the dollar-cost averaging program, you must transfer at least $100 from an Investment Subdivision or an interest rate guarantee period with each transfer. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Investment Subdivision or the interest rate guarantee period from which transfers are being made is depleted, or until you cancel the program by written request.

With regard to dollar-cost averaging from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer to 10% per month of the amount so designated. We reserve the right to transfer any remaining portion of an allocation used for dollar-cost averaging to a Guarantee Account with a new interest rate guarantee period upon termination of the dollar-cost averaging program for that allocation.

There is no additional charge for dollar-cost averaging. Dollar-cost averaging transfers are not subject to a transfer charge. We reserve the right to discontinue offering the dollar-cost averaging program. We will provide you 30 days written notice should we do this.

ASSET ALLOCATION

You may select from five asset allocation model portfolios, or you may use a model as a guide to help you develop your own asset allocation program. The models are as follows:

                  Model             Investment and Risk Profile
                  -----             ----------------------------
                   1                 Income
                   2                 Enhanced Income
                   3                 Growth & Income
                   4                 Growth
                   5                 Aggressive Growth

If you elect to participate in the asset allocation program, we will automatically allocate all premium payments among the Investment Subdivisions indicated by the model and the portfolios within the model you select. The models do not include allocation to the Guarantee Account. Although you may use only one model at a time, you may elect to change your selection as your tolerance for risk, needs, and/or objectives change. You may use a questionnaire to determine the model that best meets your risk tolerance and time horizons. Asset allocation does not guarantee a profit or protect against a loss.

Because each Investment Subdivision performs differently over time, your portfolio mix may vary from its initial allocations. You may elect to have the portfolios automatically rebalanced under our portfolio rebalancing program, described below.

From time to time, the allocation percentages among the Investment Subdivisions or even some of the Investment Subdivisions within a particular model, may need to be changed. We will send you notice that such a change has been made. Unless you elect to participate in the new allocation model you will remain in your current designated allocation model. This change will not be made automatically.

There is no additional charge for the asset allocation program. We reserve the right to discontinue offering this program at any time and for any reason.

PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Investment Subdivisions, the performance of each Investment Subdivision may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your Account Value among the Investment Subdivisions to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee Account. You may elect to participate in the portfolio rebalancing program at any time by completing the portfolio rebalancing agreement. Your percentage allocations must be in whole percentages.

Subsequent changes to your percentage allocations may be made at any time by written instructions to our Variable Annuity Service Center. Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and we do not consider a portfolio rebalancing transfer a transfer for purposes of assessing a transfer processing fee or calculating the maximum number of transfers permitted in a calendar year. Portfolio rebalancing does not guarantee a profit or protect against a loss. We reserve the right to discontinue offering portfolio rebalancing upon 30 days written notice to you.

--------------------------------------------------------------------------------
                                   SURRENDERS
--------------------------------------------------------------------------------

SURRENDERS AND PARTIAL SURRENDERS

Subject to the rules discussed below, we will allow the surrender of the Policy or a withdrawal of a portion of the Account Value at any time before the Maturity Date upon your written request.

We will not permit a partial surrender that is less than $500 or that reduces Account Value to less than $5,000. If your partial surrender request would reduce Account Value to less than $5,000, we will surrender only that amount of Account Value that would reduce the remaining Account Value to $5,000 and deduct any surrender charge from the amount you surrendered.

The amount payable on full surrender of the Policy is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals the Account Value on the date we receive a request for surrender less any applicable surrender charge, and less any ODB charge (provided we receive the necessary exemptive relief). We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the Policy, based on your instructions.

You may indicate, in writing, from which Investment Subdivisions or interest rate guarantee periods we are to take your partial surrender. If you do not tell us, we will deduct the amount of the partial surrender first from the Investment Subdivisions of the Separate Account on a pro-rata basis, in proportion to the Account Value in the Separate Account. We then will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time.

SYSTEMATIC WITHDRAWALS

You may elect in writing on our form to take systematic withdrawals of a specified dollar amount (in equal installments of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Payments can begin at any time after 30 days from the Policy Date. Each partial surrender may not exceed 10% of your Account Value on the effective date of the first installment for that Policy year. You may provide specific instructions as to how we are to take the systematic withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by first taking on a pro-rata basis Accumulation Units from all of the Investment Subdivisions in which you have an interest. To the extent that your Account Value in the Separate Account is not sufficient to accomplish the withdrawal, we will take the necessary amount from the Guarantee Account to accomplish the withdrawal.

After your systematic withdrawals begin, you may change the frequency and/or amount of your payments, subject to the following:

        o    you may request only one such change in a calendar quarter;

        o and if you did not elect the maximum amount you could withdraw under this program at the time you elected the current series of systematic withdrawals, then you may increase the remaining payments up to the amount which would distribute the maximum.

A systematic withdrawal program will terminate automatically when a systematic withdrawal would cause the remaining Account Value to be less than $5,000. If a systematic withdrawal would cause the Account Value to be less than $5,000, then we will not process that systematic withdrawal transaction. If any of your systematic withdrawals would be or becomes less than $50, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $50. You may discontinue systematic withdrawals at any time by notifying us in writing at our Variable Annuity Service Center.

When you consider systematic withdrawals, please remember that each systematic withdrawal is subject to federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% federal penalty tax on systematic withdrawals if you are under age 59 at the time of the withdrawal.

We reserve the right to prohibit simultaneous systematic withdrawals and dollar-cost averaging. We also reserve the right to discontinue systematic withdrawals upon 30 days written notice to Owners.

--------------------------------------------------------------------------------
                                THE DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH BENEFIT AT DEATH OF ANNUITANT BEFORE MATURITY DATE

If the Annuitant dies before income payments begin, the amount of proceeds available is the Death Benefit if the Designated Beneficiary (defined below) elects this option within 90 days of the Annuitant's death. Otherwise, we will pay Surrender Value. Upon receipt of due proof of the Annuitant's death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), we will treat the Death Benefit in accordance with your instructions, subject to distribution rules and termination of contract provisions described elsewhere. Once we have paid the Death Benefit, the Policy will terminate and we will have no further obligation under the Policy. We will assess surrender charges if the Policy is surrendered more than 90 days after the death of the Annuitant.

The Death Benefit will be the greater of:

        o    the minimum death benefit (described below);

        o or the Account Value on the date we receive due proof of death of the Annuitant.


During the first six Policy years, and subsequently if the Annuitant was age 81 or older on the Policy Date, the minimum death benefit is the total premium payments adjusted for any partial surrenders.

During any subsequent six-year period, if the Annuitant was age 80 or younger on the Policy Date, the minimum death benefit will be the Death Benefit on the last day of the previous six-year period plus any premium payments since then, adjusted for any partial surrenders.

DEATH OF AN OWNER OR JOINT OWNER BEFORE THE MATURITY DATE

General: In certain circumstances, federal tax law requires that distributions be made under this Policy upon the first death of:

        o    an Owner or Joint Owner, or

        o the Annuitant if any Owner is a non-natural entity (such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the Policy upon death.

Designated Beneficiary: At the death of any Owner (or Annuitant, if any Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

     (1) Owner or Joint Owners;

     (2) Primary beneficiary;

     (3) Contingent beneficiary; or

     (4) Owner's estate.

We then will treat the Designated Beneficiary as the sole Owner of the Policy. If there is more than one Designated Beneficiary, we will treat each one separately in applying the tax law's rules described below.

Distribution Rules: The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the Policy is owned by a non-natural entity).

        o Spouses--If the Designated Beneficiary is the surviving spouse of the deceased person, the surviving spouse may continue the Policy in force with the surviving spouse as the new Owner. If the deceased person was the Annuitant and there was no surviving Contingent Annuitant, the surviving spouse will automatically become the new Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply.

        o Non-Spouses--If the Designated Beneficiary is not the surviving spouse of the deceased person, this Policy cannot be continued in force indefinitely. Instead, upon the death of any Owner (or Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:


             (1) Receive the Surrender Value in one lump sum payment upon receipt of due proof of death.

             (2) Receive the Surrender Value at any time during the five year period following the date of death. At the end of the five year period, we will pay in a lump sum payment any Surrender Value still remaining.

             (3) Apply the Surrender Value to provide a monthly income benefit under Optional Payment Plan 1 or 2. The first monthly income benefit payment must be made no later than one year after the date of death. Also, the monthly income benefit payment period must be either the lifetime of the Designated Beneficiary or a period not exceeding the Designated Beneficiary's life expectancy.

If no choice is made by the Designated Beneficiary within 30 days following receipt of due proof of death, we will use payment choice 2 (payment of the entire value of the Policy within 5 years of the date of death). We will not accept any premium payments after the non-spouse's death. If the Designated Beneficiary dies before we distributed the entire Surrender Value, we will pay in a lump sum payment of any Surrender Value still remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under payment choices 1 or 2, the Policy will terminate upon payment of the entire Surrender Value. Under payment choice 3, this Policy will terminate when we apply the Surrender Value to provide a Monthly Income Benefit.

Amount of the Proceeds: The proceeds we will pay will vary, in part, based on the person who dies. We show these amounts below.

                  Person Who Died                 Proceeds Paid
                ------------------------        -------------------
                Owner or Joint Owner              Surrender Value
                  (who is not the Annuitant)
                Owner or Joint Owner              Death Benefit
                  (who is the Annuitant)
                Annuitant                         Death Benefit

Upon receipt of due proof of death, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules we discussed above.

DEATH OF OWNER, JOINT OWNER, OR ANNUITANT AFTER INCOME PAYMENTS BEGIN

If an Owner, Joint Owner, or Annuitant dies after income payments have begun, or if a Designated Beneficiary receiving income payments dies after the date income payments have begun, payments made under the Policy will be made at least as rapidly as under the method of distribution in effect at the time of the death, notwithstanding any other provision of the Policy.


ELECTIVE OPTIONAL DEATH BENEFIT

The Optional Death Benefit Rider provides for an annual step-up in death benefit, as described below. The Designated Beneficiary may elect the Optional Death Benefit at any time after the Annuitant's death. If we pay this Death Benefit, the Policy will terminate, and we will have no further obligation under the Policy.

The Death Benefit under the Optional Death Benefit Rider is the greater of: (1) the Death Benefit described above under Death Benefit at Death of Annuitant Before Maturity Date, and (2) the minimum Death Benefit described below.

During the first Policy year, the minimum Death Benefit under the Optional Death Benefit Rider is the total of premium payments made, adjusted for any partial surrenders. After the first Policy year and until the Policy anniversary immediately preceding the Annuitant's 81st birthday, the minimum Death Benefit is the Policy's greatest Death Benefit on any previous Policy anniversary, plus the total premium payments made since that date, adjusted for any partial surrenders taken since that date. Beginning on the Policy anniversary immediately preceding the Annuitant's 81st birthday, the minimum Death Benefit is the Policy's minimum Death Benefit on that date, plus the total premium payments made since that date, i.e., policy anniversary that annuitant reaches age 80, less adjustments for any partial surrenders taken since that date.

Your election of the Optional Death Benefit Rider is effective on the Policy Date (unless another effective date is shown on the Policy data pages). It will remain in effect while the Policy is in force and before income payments begin, or until the Policy anniversary following the date of receipt of your request to terminate the rider. If we receive your request within 30 days of any Policy anniversary, you may request that the rider terminate as of that anniversary. We will charge you each year (and at full surrender if we receive exemptive relief to do so) for expenses related to the Death Benefit available under the terms of the Optional Death Benefit Rider. This charge will not exceed .25% of Account Value. See Elective Optional Death Benefit Charge. Amounts payable under the Optional Death Benefit Rider are subject to the distribution rules described above. We anticipate that we will offer this option in the third quarter of 1999.

--------------------------------------------------------------------------------
                                INCOME PAYMENTS
--------------------------------------------------------------------------------

When you apply for a Policy, you may select any Maturity Date permitted by law; however, this date cannot be any later than the Policy anniversary following the Annuitant's 90th birthday. (Please note the following exception: Policies issued under Qualified Retirement Plans provide for income payments to start at the date and under the option specified in the plan.)

We will pay a monthly income benefit to the Owner beginning on the Maturity Date if the Annuitant is still living. We will pay the monthly income benefit in the form of variable income payments similar to those described in Optional Payment Plan 1, Life Income with 10 Years Certain (automatic payment plan), using the sex and settlement age of the Annuitant instead of the payee, unless you make another election. You may also choose to receive the maturity value (that is, the Surrender Value of your Policy on the date immediately preceding the Maturity Date) in one lump sum in which case we will cancel the Policy.

Under the Life Income with 10 Years Certain plan, if the Annuitant lives longer than ten years, payments will continue for his or her life. If the Annuitant dies before the end of ten years, we will discount the remaining payments for the ten year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in one sum.

The Policy also provides optional forms of annuity payments, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 also are available on a variable basis. The Policy provides that all or part of the Account Value may be used to purchase an annuity.

If you elect fixed income payments, the guaranteed amount payable will earn interest at 3% compounded yearly. We may increase the interest rate which will increase the amount we pay to you or the payee.

If you elect variable income payments, your income payments, after the first payment, will reflect the investment experience of the Investment Subdivisions to which you allocated Account Value.

We will make annuity payments monthly unless you elect quarterly, semi-annual or annual installments. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $20, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $20. If the annual payment payable at maturity is less than $20, we will pay the maturity value in a lump sum. Upon making such a payment, we will have no future obligation under the Policy. Following are explanations of the optional payment plans available.

OPTIONAL PAYMENT PLANS

Plan 1--Life Income with Period Certain. This option guarantees periodic payments during a designated period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

Plan 2--Income for a Fixed Period. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

Plan 3--Income of a Definite Account. This option provides periodic payments of a definite amount to be paid. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

Plan 4--Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided. This plan is not available under Qualified Policies.

Plan 5--Joint Life and Survivor Income. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the survivor's estate unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan.

Before the Maturity Date, you may change:


        o    your Maturity Date;

        o    your optional payment plan;

        o    the allocation of your investment among the Investment
             Subdivisions; and

        o the Owner, Joint Owner, primary beneficiary, contingent beneficiary, and contingent Annuitant upon written notice to the Variable Annuity Service Center if you reserved this right and the Annuitant is living.


We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

Fixed income payments will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the Policy's Maturity Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

VARIABLE INCOME PAYMENTS

We will determine your variable income payments using:

     1. The maturity value;

     2. The annuity tables contained in the Policy;

     3. The optional payment plan selected; and

     4. The investment performance of the Investment Subdivisions selected.

To determine the amount of payment, we make this calculation:

     1. First, we determine the dollar amount of the first income payment; then

     2. We allocate that amount to the Investment Subdivisions according to your instructions; then

     3. We determine the number of Annuity Units for each Investment Subdivision by dividing the amount allocated by the Annuity Unit Value seven days before the income payment is due; and finally

     4. We calculate the value of the Annuity Units for each Investment Subdivision seven days before the income payment is due for each income payment thereafter.


To calculate your variable income payments, we need to make an assumption regarding the investment performance of the Investment Subdivisions you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Investment Subdivisions is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Investment Subdivisions is greater than 3%, then the dollar amount of your income payments will increase.

TRANSFERS AFTER THE MATURITY DATE

If we are making variable income payments, the payee may change the Investment Subdivisions from which we are making the payments once each calendar year. The transfer will be effective as of the end of the Valuation Period during which we receive written request at our Variable Annuity Service Center. However, we reserve the right to limit the number of transfers if necessary for the Policy to continue to be treated as an annuity under the Code. We also reserve the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests. If the number of Annuity Units remaining in an Investment Subdivision after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer.

We do not permit transfers between the Investment Subdivisions and the Guarantee Account after the Maturity Date.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

INTRODUCTION

This part of the Prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED POLICIES

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Policies. A Non-Qualified Policy is a Policy not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a section 401(k) plan.

Tax Deferral on Earnings. The Federal income tax law does not tax any increase in an Owner's Account Value until there is a distribution from the Policy. However, certain requirements must be satisfied in order for this general rule to apply, including:

     o An individual must own the Policy (or the tax law must treat the Policy as owned by an individual);

     o The investments of the Separate Account must be adequately diversified in accordance with Internal Revenue Service (IRS) regulations;

     o The Owner's right to choose particular investments for a Policy must be limited; and

     o The Policy's Maturity Date must not occur near the end of the Annuitant's life expectancy.

This part of the Prospectus discusses each of these requirements.

Policies not owned by an individualno tax deferral and loss of interest deduction: As a general rule, the Code does not treat a Policy that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the Policy pays tax currently on the excess of the Account Value over the premiums paid for the Policy. Policies issued to a corporation or a trust are examples of Policies where the Owner pays current tax on the Policy's earnings.

There are several exceptions to this rule. For example, the Code treats a Policy as owned by an individual if the nominal owner is a trust or other entity that holds the Policy as an agent for an individual. However, this exception does not apply in the case of any employer that owns a Policy to provide deferred compensation for its employees.

In the case of a Policy issued after June 8, 1997 to a taxpayer that is not an individual, or a Policy held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the Owner pays tax on the annual increase in the Account Value. Entities that are considering purchasing the Policy, or entities that will benefit from someone else's ownership of a Policy, should consult a tax advisor.

Investments in the Separate Account must be diversified: For a Policy to be treated as an annuity contract for Federal income tax purposes, the investments of a separate account such as the Separate Account must be adequately diversified. The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, the Owner could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that the Separate Account will be considered adequately diversified.

Restrictions on the extent to which an Owner can direct the investment of Account Values: Federal income tax law limits the Owner's right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, an Owner's right to allocate Account Values among the portfolios may exceed those limits. If so, the Owner would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets.

We do not know what limits the Treasury Department may set forth in any guidance that the Treasury Department may issue or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy without the Owners' consent to attempt to prevent the tax law from considering the Owners as the owners of the assets of the Separate Account.

Age at which annuity payouts must begin: Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's premiums paid and earnings. If annuity payouts under the Policy begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the tax law will not treat the Policy as an annuity contract for Federal income tax purposes. In that event, the Owner would be currently taxable on the excess of the Account Value over the premiums paid for the Policy.


No Guarantees Regarding Tax Treatment: We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.

WITHDRAWALS AND SURRENDERS. A withdrawal occurs when you receive less than the total amount of the Policy's Surrender Value. In the case of a withdrawal, you will pay tax on the amount you receive to the extent your Account Value before the withdrawal exceeds your investment in the contract. (This term is explained below.) This income (and all other income from your Policy) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the Policy's Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your investment in the contract.

Your investment in the contract generally equals the total of your premium payments under the Policy, reduced by any amounts you previously received from the Policy that you did not include in your income.

Your Policy imposes mortality charges relating to the Death Benefit, including any elective ODB Rider. It is possible that all or a portion of these charges could be treated as withdrawals from the Policy.

ASSIGNMENTS AND PLEDGES. The Code treats any amount received as a loan under a Policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your Account Value as a withdrawal of such amount or portion.

GIFTING A POLICY. If you transfer ownership of your Policywithout receiving a payment equal to your Policy's value to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Account Value to the extent it exceeds your investment in the contract. In such a case, the new owner's investment in the contract will be increased to reflect the amount included in your income.

SYSTEMATIC WITHDRAWALS. In the case of systematic withdrawals, the amount of each withdrawal should be considered a distribution and taxed in the same manner as a withdrawal from the Policy. However, there is some uncertainty regarding the tax treatment of systematic withdrawals, and it is possible that additional amounts could be included in income.

TAXATION OF ANNUITY PAYOUTS. The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. The Company will notify you annually of the taxable amount of your annuity payout.

Pursuant to IRS regulations, you will pay tax on the full amount of your annuity payouts once you have recovered the total amount of the investment in the contract. If annuity payouts cease because of the death of the Annuitant and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The Owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Plan 3 if the payee is at an advanced age, such as age 80 or older.

TAXATION OF DEATH BENEFITS. We may distribute amounts from your Policy because of the death of an Owner, a Joint Owner, or an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the Policy's Maturity Date.

Prior to the Policy's Maturity Date:

     o If received under an annuity payout option, death benefits are taxed in the same manner as annuity payouts.

     o If not received under an annuity payout option, death benefits are taxed in the same manner as a withdrawal.

After the Policy's Maturity Date:

     o If received in accordance with the existing annuity payout option, death benefits are excludible from income to the extent that they do not exceed the unrecovered investment in the contract. All annuity payouts in excess of the unrecovered investment in the contract are includible in income.

     o If received in a lump sum, the tax law imposes tax on death benefits to the extent that they exceed the unrecovered "investment in the contract" at that time.

PENALTY TAXES PAYABLE ON WITHDRAWALS, SURRENDERS, OR ANNUITY PAYOUTS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Policy that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include withdrawals, surrenders, or annuity payouts that:


     o  you receive on or after you reach age 59 1/2,

     o  you receive because you became disabled (as defined in the tax law),

     o  a beneficiary receives on or after the death of the Owner, or

     o you receive as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner.


It is uncertain whether systematic withdrawals will qualify for this last exception. If they did, any modification of the systematic withdrawals could result in certain adverse tax consequences. In addition, a transfer between Investment Subdivisions may result in payments not qualifying for this exception.

SPECIAL RULES IF YOU OWN MORE THAN ONE POLICY. In certain circumstances, you must combine some or all of the Non-Qualified Policies you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example:

     o If you purchase a Policy offered by this Prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract.

     o If you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:


     o the amount of a surrender, a withdrawal or an annuity payout that you must include in income, and

     o  the amount that might be subject to the penalty tax described above.

QUALIFIED RETIREMENT PLANS

We also designed the Policies for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Policies issued to or in connection with a qualified retirement plan are called "Qualified Policies." We do not currently offer all of the types of Qualified Policies described, and may not offer them in the future. Prospective purchasers should contact our Variable Annuity Service Center to learn the availability of Qualified Policies at any given time.

 The Federal income tax
rules applicable to qualified plans are complex and varied. As a result, this Prospectus makes no attempt to provide more than general information about use of the Policy with the various types of qualified plans. Persons intending to use the Policy in connection with a qualified plan should obtain advice from a competent advisor.

TYPES OF QUALIFIED POLICIES. Some of the different types of Qualified Policies include:

     o  Individual Retirement Accounts and Annuities ("Traditional IRAs")

     o  Roth IRAs

     o  Simplified Employee Pensions ("SEP's")

     o  Savings Incentive Matched Plan for Employees ("SIMPLE plans")

     o Public school system and tax-exempt organization annuity plans ("403(b) plans")

     o Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

     o  Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

     o Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans")

TERMS OF QUALIFIED PLANS AND QUALIFIED POLICIES. The terms of a qualified plan may affect your rights under a Qualified Policy. When issued in connection with a qualified plan, we will amend a Policy as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the Policy, unless we consent.

THE DEATH BENEFIT AND QUALIFIED POLICIES. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit, including that provided by the ODB Rider, from being provided under the Policies when we issue the Policies as Traditional IRAs, Roth IRAs or SIMPLE IRAs. However, the law is unclear and it is possible that the presence of the Death Benefit under a Policy issued as a Traditional IRA, Roth IRA or SIMPLE IRA could result in increased taxes to the Owner.

It is also possible that the Death Benefit could be characterized as an incidental death benefit. If the Death Benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan. Even if the Death Benefit under the Policy were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.


TREATMENT OF QUALIFIED POLICIES COMPARED WITH NON-QUALIFIED POLICIES. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Policies, many of the rules are different. For example:

     o The Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Policies until received.

     o The Code does not limit the amount of premium payments and the time at which premium payments can be made under Non-Qualified Policies. However, the Code does limit both the amount and frequency of premium payments made to Qualified Policies.

     o The Code does not allow a deduction for premium payments made for Non-Qualified Policies, but sometimes allows a deduction or exclusion from income for premium payments made to a Qualified Policy.

The Federal income tax rules applicable to qualified plans and Qualified Policies vary with the type of plan and Policy. For example:

     o Federal tax rules limit the amount of premium payments that can be made, and the tax deduction or exclusion that may be allowed for the premium payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

     o Undermost qualified plans, e.g., 403(b) plans and Traditional IRAs, the Owner must begin receiving payments from the Policy in certain minimum amounts by a certain age, typically age 70. However, these minimum distribution rules do not apply to a Roth IRA.

AMOUNTS RECEIVED UNDER QUALIFIED POLICIES. Amounts are Generally Subject to Income Tax: Federal income tax rules generally include distributions from a Qualified Policy in your income as ordinary income. Premium payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Policies there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied.

Additional Federal Taxes May Be Payable in Connection With a Qualified Policy:
For example, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal Penalty Taxes Payable on Distributions: The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Policy that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Policy you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

     o    received on or after the Owner reaches age 59 1/2,

     o received on or after the Owner's death or because of the Owner's disability (as defined in the tax law),

     o received as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner, or

     o    received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

MOVING MONEY FROM ONE QUALIFIED POLICY OR QUALIFIED PLAN TO ANOTHER. Rollovers and Transfers: In many circumstances you may move money between Qualified Policies and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Policy or plan and another Qualified Policy or plan.

Direct Rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or
(b) plans, H.R. 10 plans, and Qualified Policies used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans). The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Policies or plans.

Prior to receiving an eligible rollover distribution from the Company, we will provide you with a notice explaining these requirements and how you can avoid 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Policy unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a withdrawal, surrender, or annuity payout, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. The Company, therefore, does not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

--------------------------------------------------------------------------------
                                 VOTING RIGHTS
--------------------------------------------------------------------------------

As required by law, we will vote the portfolio shares held in the Separate Account at meetings of the shareholders of the Funds. The voting will be done according to the instructions of Owners who have interests in any Investment Subdivisions which invest in the portfolios of the Funds. If the 1940 Act or any regulation under it should be amended, and if as a result we determine that we are permitted to vote the portfolios' shares in our own right, we may elect to do so.

We will determine the number of votes which you have the right to cast by applying your percentage interest in an Investment Subdivision to the total number of votes attributable to the Investment Subdivision. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in an Investment Subdivision for which we received no timely instructions in proportion to the voting instructions which we received for all Policies participating in that Investment Subdivision. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in an Investment Subdivision will receive proxy voting material, reports and other materials relating to the portfolio. Since each Fund may engage in shared funding, other persons or relevant entities besides the Company may vote Fund shares. See Separate Account Investment Subdivisions.

--------------------------------------------------------------------------------
                              REQUESTING PAYMENTS
--------------------------------------------------------------------------------

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any Death Benefit, partial surrender, or surrender proceeds within seven days after receipt at our Variable Annuity Service Center of all the requirements for such a payment. We will determine the amount as of the date our Variable Annuity Service Center receives all such requirements.

We may delay making a payment, applying Account Value to a payment plan, or processing a transfer request if: (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC, by order, permits postponement of payment to protect our Owners. We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Guarantee Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request. The amount deferred will earn interest at a rate and for a time period not less than the minimum required in the jurisdiction in which we issued the Policy.

--------------------------------------------------------------------------------
                          DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

DISTRIBUTOR

Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) ("Capital Brokerage") is the distributor and principal underwriter of the Policies. Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 6630 W. Broad St., Richmond, Virginia 23230. Properly licensed registered representatives of independent broker-dealers will sell the Policies. These broker-dealers have selling agreements with Capital Brokerage and have been licensed by the New York state insurance department to represent us. Properly licensed registered representatives of Capital Brokerage will also sell the Policies. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

COMMISSIONS

Our writing agents will receive commissions based on a commission schedule and rules. The agents will receive a maximum commission of 3% of the initial
premium payment and any additional premium payment.   Agents may also be
eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Our field management receives compensation which we may base in part on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by our field management and writing agents. We do not deduct these commissions from premium payments or Account Value; we pay these commissions.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

OWNER QUESTIONS

The obligations to Owners under the Policies are ours. Please direct your questions and concerns to us at our Variable Annuity Service Center.

RETURN PRIVILEGE

Within 10 days after you receive the Policy, you may cancel it for any reason by delivering or mailing it postage prepaid, to our Variable Annuity Service Center. If you cancel your Policy, it will be void. The amount of the refund you receive will equal the Account Value on the date we receive the Policy plus any amount deducted from Premium Payments, but without reduction for any surrender charge. You may not make partial surrenders or transfers during the free look period.

STATE REGULATION

As a life insurance company organized and operated under the laws of the State of New York, we are subject to provisions governing life insurers and to regulation by the New York Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the State of New York at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF DEATH, AGE, GENDER OR SURVIVAL

We may require proof of the age, gender or survival of any person or persons before acting on any applicable Policy provision.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your Policy for the period covered by the report. The report will show the Account Value in each Investment Subdivision. The report also will show premium payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each portfolio underlying an Investment Subdivision to which you have allocated Account Value, as required by the 1940 Act. In addition, when you make premium payments, transfers, or partial surrenders, you will receive a written confirmation of these transactions.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the Policies being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the Policies offered. Statements in this Prospectus about the content of Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

YEAR 2000 READINESS DISCLOSURE

Like all financial services providers, we use computer systems that may be affected by Year 2000 date data processing issues and we rely on service providers, including banks, custodians, administrators, and investment managers that may also be affected. In addition, to the extent the Funds invest in securities of issuers located in foreign countries, the Funds may be affected not only in the United States, but also in foreign countries. (Please see the Funds' prospectuses for more information.) Therefore, we have been engaged in a process to evaluate and develop plans to have our computer systems and critical applications ready to process Year 2000 date data and to correct or replace systems and applications with Year 2000 issues. Moreover, we have confirmed that our service providers are also so engaged, and we are monitoring these other service providers (particularly those that are critical to our business) for emerging Year 2000 date data issues.

We have devoted, and will continue to devote, substantial resources to this effort. In 1998, we spent $2.4 million dollars on this effort, and we have budgeted an additional $1.8 million dollars on this effort in 1999. Remedial and other actions we have taken include inventorying our computer systems, applications and interfaces, assessing ways we might be impacted by Year 2000 issues, and developing a range of solutions specific to particular situations and implementing appropriate solutions. Most of the systems, applications and interfaces that were identified as having Year 2000 issues have already been replaced with different hardware or software or upgraded to new or other releases of software which is Year 2000 ready. We have also developed a business continuity plan and are currently testing this plan.

It is difficult to predict with precision whether the outcome of these efforts will be completely successful. However, as of the date of this Prospectus, we do not anticipate that you will experience negative effects on your investment, or on the services provided in connection therewith, as a result of the Company's Year 2000 transition implementation. We have completed our efforts with respect to our critical applications, and therefore we believe that our critical applications are substantially Year 2000 capable. With respect to our non-critical applications, our goal is to be substantially Year 2000 capable on or about June 1999. However, there can be no assurance that our efforts will be totally successful, or that interaction with other service providers will not impair our ability to provide uninterrupted and complete services to you.

If we are not successful in our Year 2000 transition or implementation, or if interaction with our service providers is impaired, it is possible that we could encounter difficulty and/or delays in calculating unit values, redeeming units, delivering account statements and providing other information, communication and servicing to our policyholders. In light of our past and current efforts to address this issue, we do not consider the likelihood of this possibility to be very high.

LEGAL MATTERS

The Company, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Separate Account.

--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATIONS
--------------------------------------------------------------------------------

There are no condensed financial statements as this is a new product and such information is not yet available.

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

The Policies..............................................................   3
     Transfer of Annuity Units............................................   3
     Net Investment Factor................................................   3
Termination of Participation Agreements...................................   3
Calculation of Performance Data...........................................   3
     Money Market Investment Subdivisions.................................   4
     Other Investment Subdivisions........................................   6
Federal Tax Matters.......................................................   6
     Taxation of GE Life & Annuity........................................   6
     IRS Required Distributions...........................................   6
General Provisions........................................................   6
     Using the Policies as Collateral.....................................   6
     The Beneficiary......................................................   6
     Non-Participating Misstatement of Age or Sex.........................   6
     Incontestability ....................................................   7
     Statement of Values..................................................   7
     Written Notice.......................................................   7
Distribution of the Policies..............................................   7
Legal Developments Regarding Employment-Related Benefit Plans.............   7
Legal Matters.............................................................   7
Experts...................................................................   7
Financial Statements......................................................   7


A Statement of Additional Information containing more detailed information about the Policy and the Separate Account is available free by writing us at our Variable Annuity Service Center or by calling (800) 313-5282.

A Statement of Additional Information containing more detailed information about the Policy and Account 2 is available free by writing us at the address above or by calling (800) 352-9910.


--------------------------------------------------------------------------------
To:
GE Capital Life Assurance Company of New York
Variable Annuity Service Center
6610 W. Broad Street
Richmond, VA 23230



Please mail a copy of the Statement of Additional Information for Separate Account 2, Policy Form P1066 6/97 to:


Name ---------------------------------------------------------------------------







Address -----------------------------------------------------------------------
             Street


     --------------------------------------------------------------------------
             City              State         Zip



Signature of Requestor
                      ---------------------------------------------------------
                                                                        Date

                                     PART B

                           GE LIFE SEPARATE ACCOUNT II

                       Statement of Additional Information
                                     For the
                Flexible Premium Deferred Variable Annuity Policy
                                 Form P1066 6/97

                                   Offered by
                  GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK
                           125 PARK AVENUE, 6TH FLOOR
                          NEW YORK, NEW YORK 10017-5529
                                 (914) 253-8822

                         Variable Annuity Service Center
                             6610 West Broad Street
                               Richmond, VA 23230
                                 (800) 313-5282

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the above-named Flexible Premium Variable Deferred Annuity Policy ("Policy") offered by GE Capital Life Assurance Company of New York ("the Company", "we", "us", or "our"). You may obtain a copy of the Prospectus dated May 1, 1999 by us at our Variable Annuity Service Center at the address or telephone number listed above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

This Statement of Additional Information is not a Prospectus and should be read only in conjunction with the Prospectuses for the Policy and the Funds.

Dated May 1, 1999

                       Statement of Additional Information
                                Table of Contents


                                                                          Page

The Policies .............................................................3
   Transfer of Annuity Units .............................................3
   Net Investment Factor .................................................3

Termination of Participation Agreements ..................................3

Calculation of Performance Data ..........................................3
   Money Market Investment Subdivisions ..................................4
   Other Investment Subdivisions .........................................6

Federal Tax Matters ......................................................6
   Taxation of GE Capital Life ...........................................6
   IRS Required Distributions ............................................6

General Provisions .......................................................6
   Using the Policies as Collateral ......................................6
   The Beneficiary .......................................................6
   Non-Participating .....................................................6
   Misstatement of Age or Sex ............................................6
   Incontestability ......................................................7
   Statement of Values ...................................................7
   Written Notice ........................................................7

Legal Developments Regarding Employment-Related Benefit Plans ............7

Legal Matters ............................................................7

Experts ..................................................................7

Financial Statements .....................................................7

THE POLICIES

TRANSFER OF ANNUITY UNITS

At your request, Annuity Units may be transferred once per calendar year from the Investment Subdivisions in which they are currently held. However, where permitted by state law, we reserve the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which the Investment Subdivisions invest. The number of Annuity Units to be transferred is (a) times
(b) divided by (c) where: (a) is the number of Annuity Units in the current Investment Subdivision desired to be transferred; (b) is the Annuity Unit Value for the Investment Subdivision in which the Annuity Units are currently held; and (c) is the Annuity Unit Value for the Investment Subdivision to which the transfer is made.

If the number of Annuity Units remaining in an Investment Subdivision after the transfer is less than 1, we will transfer the amount remaining in addition to the amount requested. We will not transfer into any Investment Subdivision unless the number of Annuity Units of that Investment Subdivision after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Investment Subdivisions).

Net Investment Factor

The net investment factor measures investment performance of the Investment Subdivisions of the Separate Account during a Valuation Period. Each Investment Subdivision has its own net investment factor for a Valuation Period. The net investment factor of an Investment Subdivision available under the Policy for a Valuation Period is (a) divided by (b) minus (c) where:

        (a)is (1) the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Subdivision during the Valuation Period for which the net investment factor is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (4) any amount charged against that Investment Subdivision for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Investment Subdivision; and

       (b) is the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; and

       (c) is a charge no greater than .003857% for each day in the Valuation Period. This corresponds to 1.25% and .15% per year of the net assets of that Investment Subdivision for mortality and expense risks, and for administrative expenses, respectively.

 The value of the assets in the Separate Account will be taken at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.


TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Funds sell their shares to the Separate Account contain varying provisions regarding termination. The following summarizes these provisions:

     JANUS ASPEN SERIES. This agreement may be terminated by the parties on six month advance written notice.

     VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III. ("the Fund") These agreements provide for termination (1) on one year's advance notice by either party, (2) at the Company's option if shares of the Fund are not reasonably available to meet requirements of the policies, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the policyowners to substitute shares of another mutual fund, (5) at the Company's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws or if the Fund ceases to qualify as a regulated investment company under the Code, (6) at the option of the Fund or its principal underwriter if it determines that the Company has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of the Company if the Fund has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, or
     (8) at the option of the Fund or its principal underwriter if the Company decides to make another mutual fund available as a funding vehicle for its policies.

     GE INVESTMENTS FUNDS, INC. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

     OPPENHEIMER VARIABLE ACCOUNT FUNDS. This agreement may be terminated by the parties on six months' advance written notice.

     FEDERATED INSURANCE SERIES. This agreement may be terminated by any of the parties on 180 days written notice to the other parties.

     THE ALGER AMERICAN FUND. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

     PBHG INSURANCE SERIES FUND, INC. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

     GOLDMAN SACHS VARIABLE INSURANCE TRUST. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

     SALOMON BROTHERS VARIABLE SERIES FUNDS INC. This agreement may be terminated at the option of any party upon six months' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return, yield, and other performance data for the Investment Subdivisions pertaining to the Policies. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.

MONEY MARKET INVESTMENT SUBDIVISION

From time to time, advertisements and sales literature may quote the yield of the Money Market Investment Subdivision for a seven-day period, in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one unit in that Money Market Investment Subdivision at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in account value reflects: 1) net income from the investment portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the policy maintenance charge, administrative expense charge, and the mortality and expense risk charge. For purposes of calculating current yields for a Policy, an average per unit policy maintenance charge is used. Current Yield will be calculated according to the following formula:

Current Yield = ((NCP - ES)/UV) X (365/7)

where:

NCP = the net change in the value of the investment portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Investment Subdivision unit.

ES = per unit expenses of the hypothetical account for the seven-day period.

UV = the unit value on the first day of the seven-day period.

The effective yield of a Money Market Investment Subdivision determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCP - ES)/UV))365/7 - 1

where:

NCP = the net change in the value of the investment portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Investment Subdivision unit.

ES = per unit expenses of the hypothetical account for the seven-day period.

UV = the unit value for the first day of the seven-day period.

The yield on amounts held in the Money Market Investment Subdivision normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Investment Subdivision's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Investment Subdivision's corresponding money market portfolio, the types and quality of portfolio securities held by that portfolio, and that portfolio's operating expenses. Because of the charges and deductions imposed under the Policy, the yield for the Money Market Investment Subdivision will be lower than the yield for its corresponding Money Market portfolio.

Yield calculations do not take into account the surrender charge under the Policy, a maximum of 6% of each Premium Payment made during the six years prior to a full or partial surrender, or charges for the Optional Death Benefit Rider.

OTHER INVESTMENT SUBDIVISIONS

TOTAL RETURN. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Investment Subdivisions for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

Average annual total return will be calculated using Investment Subdivision unit values and deductions for the policy maintenance charge, and the surrender charge as described below:

1. We calculate unit value for each Valuation Period based on the performance of the Investment Subdivision's underlying investment portfolio (after deductions for Fund expenses, the administrative expense charge, and the mortality and expense risk charge).

2. The policy maintenance charge is $25 per year, deducted at the beginning of each Policy Year after the first. For purposes of calculating average annual total return, an average policy maintenance charge (currently 0.1% of account value attributable to the hypothetical investment) is used. This charge will be waived if the Account Value is more than $75,000 at the time the charge is due.

3. The surrender charge will be determined by assuming a surrender of the Policy at the end of the period. Average annual total return for periods of six years or less will therefore reflect the deduction of a surrender charge.

4.     Total return does not consider the elective ODB charges.

5.     Total return will then be calculated according to the following formula:

TR      =  (ERV/P)1/N - 1

   where:

TR = the average annual total return for the period.

ERV = the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

P = a hypothetical single investment of $1,000.

N = the duration of the period (in years).

Standard performance data for the available Investment Subdivisions is not available at this time. However, non-standard adjusted historical performance data (reflects all fees and charges) for the portfolios underlying the available Investment Subdivisions is as follows:

                                 For the    For the    For the    For the    From the   Date of
                                 1-year     3-year     5-year     10-year    Date of    Portfolio
                                 period     period     period     period     Portfolio  Inception
             FUNDS               ended      ended      ended      ended      Inception to
                                 12/31/98   12/31/98   12/31/98   12/31/98   12/31/98


INTERNATIONAL AND GLOBAL EQUITY
Janus Aspen Worldwide Growth       21.76      23.72      19.20       NA        22.05    09/13/93
Portfolio
Janus Aspen International          10.17      20.26       NA         NA        16.70    05/02/94
Growth Portfolio
VIP Overseas Portfolio              5.73       9.39       7.55       8.43       6.97    01/28/87
GE International Equity Fund       10.38       9.37       NA         NA         9.40    05/01/95

SPECIALTY
GE Real Estate Securities Fund    -23.30       7.08       NA         NA        10.27    05/01/95

SMALL-CAP STOCKS
Oppenheimer Aggressive Growth       5.34      11.61      10.93      14.39      13.34    08/15/86
Fund/VA
Alger American Small                8.48       7.11      10.97      18.05      17.09    09/21/88
Capitalization Portfolio

MID-CAP GROWTH
Janus Aspen Aggressive Growth      27.04      14.72      17.24       NA        19.96    09/13/93
Portfolio
Goldman Sachs VIT Mid Cap           NA         NA         NA         NA        -8.99    04/30/98
Value Fund
PBHG Growth II Portfolio            1.21       NA         NA         NA        25.16    05/01/97

MID-CAP VALUE
GE Value Equity Fund               -0.28       NA         NA         NA        18.47    05/01/97

LARGE-CAP GROWTH
Janus Aspen Growth Portfolio       28.43      22.46      19.30       NA        18.92    09/13/93
Janus Aspen Capital                50.36       NA         NA         NA        46.87    05/01/97
Appreciation Portfolio
VIP II Contrafund Portfolio        22.80      22.14       NA         NA        26.40    01/03/95
VIP Growth Portfolio               32.23      22.53      19.62      17.61      15.46    10/09/86
VIP III Growth & Income            22.42       NA         NA         NA        25.92    12/31/96
Portfolio
Oppenheimer Capital                16.88      22.34      19.98      15.10      14.29    04/03/85
Appreciation Fund/VA
GE Premier Growth Equity Fund      29.30       NA         NA         NA        31.74    12/12/97
Alger American Growth              40.73      25.34      21.78       NA        20.26    01/09/89
Portfolio

LARGE-CAP VALUE
VIP Equity-Income Portfolio         4.62      14.76      16.66      13.89      12.56    10/09/86
VIP III Growth Opportunities       17.49      21.22       NA         NA        23.77    01/03/95
Portfolio
GE U.S. Equity Fund                16.30      22.73       NA         NA        25.64    01/02/95
GE S&P 500 Index Fund              21.08      24.73      21.02      16.45      15.05    04/14/85
Federated Utility Fund II           6.92      14.16       NA         NA        12.29    02/10/94
Federated American Leaders         10.56      20.72       NA         NA        18.62    02/10/94
Fund II
Goldman Sachs VIT Growth and        NA         NA         NA         NA        -1.43    01/12/98
Income Fund
Salomon Investors Fund              NA         NA         NA         NA         3.75    02/17/98
PBHG Large Cap Growth              23.44       NA         NA         NA        25.16    05/01/97
Portfolio

BALANCED
Janus Aspen Balanced Fund          27.07      21.00      17.00       NA        17.55    09/13/93
VIP II Asset Manager Portfolio      8.01      13.69       9.67       NA        11.29    09/06/89
Oppenheimer Multiple               -0.31       9.92       9.30       9.56       9.91    02/09/87
Strategies Fund/VA
GE Total Return Fund               10.04      12.12      12.84      11.94      10.90    07/01/85
Salomon Total Return Fund           NA         NA         NA         NA        -0.93    02/17/98

GLOBAL BOND
GE Global Income Fund               6.31       NA         NA         NA         5.26    05/01/97
Salomon Strategic Bond Fund         NA         NA         NA         NA        -0.59    02/17/98

HIGH-YIELD BONDS
Janus Aspen Flexible Income         2.12       6.86       8.18       NA         7.97    09/13/93
Fund
Oppenheimer High Income Fund/VA    -6.53       5.89       6.46      11.02      10.57    04/30/86
Federated High Income Bond         -4.23       6.99        NA        NA         7.32    03/01/94
Fund II

DOMESTIC BONDS
Oppenheimer Bond Fund/VA           -0.16       3.71      4.83        7.64       8.01    04/03/85
GE Income Fund                      0.97      16.29       NA         NA        20.70    01/02/95

MONEY MARKET
GE Money Market Fund               -1.67       2.11      2.95        3.66       3.84    06/30/85



Past performance is not a guarantee of future results.

The Funds have provided the price information used to calculate the total return of the Investment Subdivisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we have not independently verified such information.

OTHER PERFORMANCE DATA
We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

    CTR        =   (ERV/P) - 1

    where:

    CTR        =   the cumulative total return for the period.

    ERV        =   the ending redeemable value (reflecting deductions as
                   described above) of the hypothetical investment at the end of the period.

    P          =  a hypothetical single investment of $1,000.


Sales literature may also quote cumulative and/or average annual total return that does not reflect the surrender charge. This is calculated in exactly the same way as average annual total return, except that the ending redeemable value of the hypothetical investment is replaced with an ending value for the period that does not take into account any charges on withdrawn amounts.

Other non-standard quotations of Investment Subdivision performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated.

FEDERAL TAX MATTERS

TAXATION OF GE CAPITAL LIFE
We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See Federal Tax Matters section of the Prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes which may be attributable to the Account. We will periodically review the question of a charge to the Separate Account for federal income taxes related to the Account. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Account Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (including premium taxes). At present, these taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes (including premium taxes), charges for such taxes attributable to Separate Account may be made.

IRS REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Policy to provide that (a) if any Owner dies on or after the Maturity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Maturity Date, the entire interest in the Policy will be distributed (1) within five years after the date of that Owner's death, or (2) as Income Payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary. The "designated beneficiary" generally is the person who will be treated as the sole owner of the Policy following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules may not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant will be treated as the death of an Owner for purposes of these rules.

The Non-Qualified Policies contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Policies.

GENERAL PROVISIONS

USING THE POLICIES AS COLLATERAL
A Non-Qualified Policy can be assigned as collateral security. We must be notified in writing if a Policy is assigned. Any payment made before the assignment is recorded at the Variable Annuity Service Center will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment.

A Qualified Policy may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The basic benefits of the Policy are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

BENEFICIARIES
You may select one or more primary and contingent Beneficiaries during your lifetime upon application and by filing a written request with our Variable Annuity Service Center. Each change of Beneficiary revokes any previous designation.

NON-PARTICIPATING
The Policy is non-participating.  No dividends are payable.

MISSTATEMENT OF AGE OR SEX
If an Annuitant's age or sex was misstated on the policy data page, any policy benefits or proceeds, or availability thereof, will be determined using the correct age and sex. If an overpayment has been made, an adjustment including interest on the amount of the overpayment will be made to the next payment(s). Any underpayments will be credited with interest on the amount of the underpayment and will be paid in full with the next payment. The interest rate used will be 3% per annum, unless otherwise required by law.

INCONTESTABILITY
We will not contest the Policy.

STATEMENT OF VALUES
At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Account Value, Premium Payments and charges made during the report period.

WRITTEN NOTICE
Any written notice should be sent to us at our Home Office at 125 Park Avenue, 6th Floor, New York, NY 10017-5529 or to our Variable Annuity Service Center at 6610 West Broad Street, Richmond, Virginia 23230. The policy number and the Annuitant's full name must be included.

We will send all notices to the Owner at the last known address on file with the company.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

STATE REGULATION OF GE CAPITAL LIFE

We are a stock life insurance company organized under the laws of New York, and are subject to regulation by the New York Insurance Department. An annual statement is filed with the New York Superintendent of Insurance each year covering the operations and reporting on the financial condition of GE Capital Life as of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the New York Insurance Department at least once every five years.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issue and sale of the Policies described in this Prospectus. All matters of New York law pertaining to the Policy, including the validity of the Policy and GE Capital Life's right to issue the Policies under New York insurance law, have been passed upon by Michael J. Furney, Assistant Vice President and Associate Counsel.

EXPERTS

The financial statements of GE Capital Life Assurance Company of New York as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein and in the registration statement, upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Company, as of December 31, 1998 and 1997, and for each of the years in the three year period then ended December 31, 1998.

The financial statements of GE Capital Life Assurance Company of New York included herein should be distinguished from the financial statements of the Separate Account (when presented) and should be considered only as bearing on the ability of the company to meet its obligation under the Policy.

Such financial statements of the company should not be considered as bearing on the investment performance of the assets held in the Separate Account.

          GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

          FINANCIAL STATEMENTS

          DECEMBER 31, 1998 AND 1997

          (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
GE Capital Life Assurance Company of New York:

We have audited the accompanying balance sheets of GE Capital Life Assurance Company of New York as of December 31, 1998 and 1997, and the related statements of income, shareholders' interest, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GE Capital Life Assurance Company of New York as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.



                                   /s/ KPMG LLP
Richmond, Virginia
January 22, 1999

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 1998 and 1997
(Dollar amounts in millions, except per share amounts)

-------------------------------------------------------------------------------------------------------------

ASSETS                                                                                     1998         1997
-------------------------------------------------------------------------------------------------------------
Investments:
    Fixed maturities available-for-sale, at fair value (amortized cost of $1,506.8
       in 1998 and $1,468.2 in 1997)                                                  $  1,530.6      1,490.2
    Mortgage loans (net of valuation allowance of $0.9 in 1998 and $0.5 in 1997)           190.7        173.5
    Policy loans                                                                             1.4          1.4
    Short-term investments                                                                  13.4          2.5
--------------------------------------------------------------------------------------------------------------

Total investments                                                                        1,736.1      1,667.6

Cash                                                                                         1.4          1.9
Accrued investment income                                                                   30.6         30.3
Deferred acquisition costs                                                                  49.4         42.7
Intangible assets                                                                           50.5         56.9
Deferred income tax asset                                                                    0.5            -
Other assets                                                                                12.5          8.1
--------------------------------------------------------------------------------------------------------------

Total assets                                                                          $  1,881.0      1,807.5
--------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' INTEREST
--------------------------------------------------------------------------------------------------------------

Liabilities:
    Future annuity and contract benefits                                           $     1,510.0      1,446.4
    Unearned premiums                                                                       12.7         10.5
    Liability for policy and contract claims                                                10.6          6.4
    Other policyholder liabilities                                                          25.8         34.3
    Accounts payable and accrued expenses                                                   58.3         46.5
    Deferred income tax liability                                                              -          3.1
--------------------------------------------------------------------------------------------------------------

Total liabilities                                                                        1,617.4      1,547.2
--------------------------------------------------------------------------------------------------------------

Shareholders' interest:
    Net unrealized investment gains                                                          7.1          7.3
--------------------------------------------------------------------------------------------------------------
       Accumulated non-owner changes in equity                                               7.1          7.3
    Common stock ($1,000 par value, 2,000 shares authorized, issued                          2.0          2.0
       and outstanding)
    Additional paid-in capital                                                             259.4        259.4
    Accumulated deficit                                                                     (4.9)        (8.4)
--------------------------------------------------------------------------------------------------------------

Total shareholders' interest                                                               263.6        260.3
--------------------------------------------------------------------------------------------------------------

Total liabilities and shareholders' interest                                          $  1,881.0      1,807.5
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Statements of Income

Years ended December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

------------------------------------------------------------------------------------------------------

                                                                         1998        1997        1996
------------------------------------------------------------------------------------------------------
Revenues:
     Net investment income                                        $     115.9       111.6       102.4
     Net realized investment gains (losses)                               2.5         2.2        (0.4)
     Premiums                                                            83.3        46.9        57.2
     Other income                                                         3.0         3.7         4.1
------------------------------------------------------------------------------------------------------

Total revenues                                                          204.7       164.4       163.3

Benefits and expenses:
     Interest credited                                                   69.3        71.7        67.1
     Benefits and other changes in policy reserves                       78.7        42.5        54.7
     Commissions                                                         17.0        17.6        11.0
     General expenses                                                     9.0        11.0         9.3
     Amortization of intangibles, net                                     7.3         8.2         7.1
     Increase in deferred acquisition costs, net                         (9.8)      (15.6)      (11.6)
------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             171.5       135.4       137.6
------------------------------------------------------------------------------------------------------

Income before income taxes                                               33.2        29.0        25.7

Provision for income taxes                                               13.7        11.5         9.8
------------------------------------------------------------------------------------------------------

Net income                                                        $      19.5        17.5        15.9
------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Statements of Shareholders' Interest

Years ended December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

------------------------------------------------------------------------------------------------------------------------------------


                                                                                             Accumulated
                                                                                             non-owner
                                                              Common stock       Additional   changes                      Total
                                                           --------------------   paid-in    other than   Accumulated  shareholders'
                                                            Shares     Amount     capital     earnings      deficit      interest
------------------------------------------------------------------------------------------------------------------------------------
Balances at January 1, 1996                                   2,000 $      2.0       260.8          5.1         (11.1)        256.8

Changes other than transactions with shareholders
    Net income                                                    -          -           -            -          15.9          15.9
    Net unrealized losses on securities (a)                       -          -           -         (6.4)            -          (6.4)
                                                                                                                        ------------
       Total changes other than transactions with shareholders                                                                  9.5
                                                                                                                        ------------
Other                                                             -          -        (1.4)           -             -          (1.4)
Dividend                                                          -          -           -            -         (15.7)        (15.7)
                                                           ---------  ---------  ----------  -----------  ------------  ------------

Balances at December 31, 1996                                 2,000        2.0       259.4         (1.3)        (10.9)        249.2

Changes other than transactions with shareholders
    Net income                                                    -          -           -            -          17.5          17.5
    Net unrealized gains on securities (a)                        -          -           -          8.6             -           8.6
                                                                                                                        ------------
       Total changes other than transactions with shareholders                                                                 26.1
                                                                                                                        ------------
Dividend                                                          -          -           -            -         (15.0)        (15.0)
                                                           ---------  ---------  ----------  -----------  ------------  ------------

Balances at December 31, 1997                                 2,000        2.0       259.4          7.3          (8.4)        260.3

Changes other than transactions with shareholders
    Net income                                                    -          -           -            -          19.5          19.5
    Net unrealized losses on securities (a)                       -          -           -         (0.2)            -          (0.2)
                                                                                                                        ------------
       Total changes other than transactions with shareholders                                                                 19.3
                                                                                                                        ------------
Dividend                                                          -          -           -            -         (16.0)        (16.0)
                                                           ---------  ---------  ----------  -----------  ------------  ------------

Balances at December 31, 1998                                 2,000 $      2.0       259.4          7.1          (4.9)        263.6
------------------------------------------------------------------------------------------------------------------------------------

(a) Presented net of deferred taxes of $0.1 million, $(4.6) million and $3.5 million in 1998, 1997 and 1996, respectively.


See accompanying notes to financial statements.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

---------------------------------------------------------------------------------------------------------------

                                                                                     1998       1997      1996
---------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
     Net income                                                                 $    19.5       17.5      15.9
     Adjustments to reconcile net income to net cash provided by operating activities:
           Increase in future policy benefits                                       128.5      106.1     108.3
           Assumptive reinsurance premiums                                              -          -     (23.0)
           Net realized investment losses (gains)                                    (2.5)      (2.2)      0.4
           Amortization of investment premiums and discounts                          4.7        4.7       7.7
           Amortization of intangibles                                                7.3        8.2       7.1
           Deferred income tax benefit                                               (1.9)      (1.7)     (3.1)
           Change in certain assets and liabilities:
              Decrease (increase) in:
                  Accrued investment income                                          (0.3)      (1.4)     (4.8)
                  Deferred acquisition costs                                         (9.8)     (15.6)    (11.6)
                  Other assets, net                                                  (2.8)      10.6     (14.6)
           Increase (decrease) in:
              Other policy related balances                                          (3.7)      22.8      17.9
              Accounts payable and accrued expenses                                  10.3      (19.6)     45.4
---------------------------------------------------------------------------------------------------------------

Total adjustments                                                                   129.8      111.9     129.7
---------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                                           149.3      129.4     145.6
---------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Proceeds from sales and maturities of investments in
        fixed maturities and real estate                                            457.9      264.9     228.6
     Purchases of fixed maturities                                                 (498.3)    (340.4)   (183.6)
     Mortgage and policy loan originations                                          (39.7)     (40.6)   (112.1)
     Mortgage and policy loan repayments                                             22.1        9.2       3.2
---------------------------------------------------------------------------------------------------------------

Net cash used in investing activities                                               (58.0)    (106.9)    (63.9)
---------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from issue of investment contracts                                    106.2      151.1     121.6
     Redemption and benefit payments on investment contracts                       (171.1)    (175.9)   (181.7)
     Dividends paid                                                                 (16.0)     (15.0)    (15.7)
---------------------------------------------------------------------------------------------------------------

Net cash used in financing activities                                               (80.9)     (39.8)    (75.8)
---------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                                 10.4      (17.3)      5.9

Cash and cash equivalents at beginning of year                                        4.4       21.7      15.8
---------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of year                                        $    14.8        4.4      21.7
---------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (1)   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements include the historical operations and accounts of GE Capital Life Assurance Company of New York (GECLA-NY or Company).

        GE Capital Life Assurance Company of New York is a majority-owned subsidiary of General Electric Capital Assurance Company (GE Capital Assurance), which, in turn, is wholly-owned by GE Financial Assurance Holdings, Inc. (GE Financial Assurance). The remaining minority interest is owned by Great Northern Insurance Annuity Corporation (GNIAC), which is also a wholly-owned subsidiary of GE Capital Assurance.

        BASIS OF PRESENTATION

        These financial statements have been prepared on the basis of generally accepted accounting principles (GAAP) for stock life insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Department of Insurance of the State of New York where the Company is domiciled. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

        Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation. These reclassifications have no effect on reported net income or shareholders' interest.

        PRODUCTS

        The Company markets and sells products in the State of New York through financial institutions and various agencies. The primary products of the Company are investment type deferred annuities, structured settlements, immediate annuities, and long-term care policies. During 1998, five financial institutions accounted for 96% of product sales; of that 96%, one financial institution accounted for 68% of total product sales.

                                                                     (Continued)

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (1)   CONTINUED

        REVENUES

        Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk are not reported as revenues but as liabilities for future annuity and contract benefits. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

        STATEMENTS OF CASH FLOWS

        Certificates and other time deposits are classified as short-term investments on the balance sheets and considered cash equivalents in the statements of cash flows.

        INVESTMENTS

        The Company has designated its fixed maturities (bonds, notes and redeemable preferred stock) as available-for-sale. The fair value for fixed maturities is based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, call features and maturity of the investments, as applicable.

        Changes in the market values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes, are reflected as unrealized investment gains or losses in a separate component of shareholders' interest and, accordingly, have no effect on net income, but are shown as a component of accumulated non-owner changes in equity. Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities.


  (1)   CONTINUED

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

        Investment income on mortgage-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income.

        The Company does not engage in derivatives trading, market-making or other speculative activities. The Company has no significant open or outstanding derivative transactions during the years 1998, 1997 or 1996. The Company engages in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the market value of the applicable securities loaned.

        Mortgage and policy loans are stated at the unpaid principal balance of such loans, net of allowances for estimated uncollectible amounts.

        DEFERRED ACQUISITION COSTS

        Deferred acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts, such as commissions, direct advertising and printing, and certain support costs such as underwriting and policy issue expenses. Deferred acquisition costs capitalized are determined by actual costs and expenses incurred by product in the year of issue.

        For investment contracts, the amortization of deferred acquisition cost is based on the present value of the anticipated gross profits resulting from investments, interest credited, surrender charges, mortality and maintenance expenses. As actual gross profits vary from projected, the impact on amortization is included in net income. For insurance contracts, the acquisition costs are amortized in relation to the benefit payments or the present value of expected future premiums.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (1)   CONTINUED

        Recoverability of deferred acquisition costs is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balances. If such comparison indicates that the expected gross profits will not be sufficient to recover the asset, the difference will be charged to expense.

        INTANGIBLE ASSETS

        PRESENT VALUE OF FUTURE PROFITS - In conjunction with the acquisition of the Company, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called the present value of future profits (PVFP), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

        GOODWILL - Goodwill is amortized over its estimated period of 25 years of benefit on the straight-line method. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value.

        FEDERAL INCOME TAXES

        The Company is included with GE Capital Assurance in a life insurance consolidated federal income tax return. Deferred taxes are allocated by applying the asset and liability method of accounting for deferred income taxes to members of the group as if each member was a separate taxpayer. Intercompany balances are settled annually.

        REINSURANCE

        Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies, except for reinsurance costs for universal life products. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset which is included in other assets on the balance sheet. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------


  (1)   CONTINUED

        FUTURE ANNUITY AND CONTRACT BENEFITS

        Future annuity and contract benefits consists of the liabilities for life insurance policies, accident and health, and deferred annuity contracts. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate. The liability for deferred annuity contracts is generally equal to the policyholder's current account value.

        LIABILITY FOR POLICY AND CONTRACT CLAIMS

        The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

  (2)   INVESTMENTS

        GENERAL

        For the years ended December 31, the sources of investment income of the Company were as follows:


                                                                1998      1997     1996
----------------------------------------------------------------------------------------
Fixed maturities                                           $   101.1      99.1     95.6
Mortgage loans                                                  15.4      13.6      8.4
----------------------------------------------------------------------------------------

Gross investment income                                        116.5     112.7    104.0
Investment expenses                                             (0.6)     (1.1)    (1.6)
----------------------------------------------------------------------------------------

Net investment income                                      $   115.9     111.6    102.4
----------------------------------------------------------------------------------------

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (2)   CONTINUED

        For the years ended December 31, sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:


                                                               1998      1997      1996
----------------------------------------------------------------------------------------
Sales proceeds                                            $   153.4      88.0      58.4

Gross realized investments:
    Gains                                                       3.2       2.6       0.9
    Losses                                                     (0.7)     (0.4)     (1.3)
----------------------------------------------------------------------------------------

Net realized investment gains (losses)                    $     2.5       2.2      (0.4)
----------------------------------------------------------------------------------------


        The additional proceeds from investments presented in the statements of cash flows result from principal collected on mortgage-backed securities, maturities, calls and sinking fund payments.

        Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to the present value of future profits and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of shareholders' interest are summarized as follows:


                                                                                          December 31,
                                                                                  -------------------------------
                                                                                     1998      1997         1996
-----------------------------------------------------------------------------------------------------------------

Net unrealized gains (losses) on fixed maturities available-for-sale
     before adjustments                                                        $     23.8      22.0         (5.1)
Adjustments to the present value of future profits and deferred                     (12.9)    (10.8)         3.1
     acquisition costs
Deferred income taxes                                                                (3.8)     (3.9)         0.7
-----------------------------------------------------------------------------------------------------------------

Net unrealized gains (losses) on available-for-sale investment securities      $      7.1       7.3         (1.3)
-----------------------------------------------------------------------------------------------------------------

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (2)   CONTINUED

        At December 31, the amortized cost, gross unrealized gains and losses, and fair values of the Company's fixed maturities available-for-sale were as follows:

                                                         Amortized    Unrealized    Unrealized        Fair
1998                                                          Cost         Gains        Losses       Value
-----------------------------------------------------------------------------------------------------------
Fixed maturities:
     U.S. government and agency                     $          8.0           0.1             -         8.1
     Non U.S. government                                       5.2           0.3             -         5.5
     Non U.S. corporate                                       63.7           1.8          (2.2)       63.3
     U.S. corporate                                        1,000.2          22.5          (7.7)    1,015.0
     Mortgage backed                                         429.7          10.3          (1.3)      438.7
-----------------------------------------------------------------------------------------------------------

Total fixed maturities                              $      1,506.8          35.0         (11.2)    1,530.6
-----------------------------------------------------------------------------------------------------------

                                                         Amortized    Unrealized    Unrealized        Fair
1997                                                          Cost         Gains        Losses       Value
-----------------------------------------------------------------------------------------------------------

Fixed maturities:
     U.S. government and agency                     $         34.5           0.5             -        35.0
     Non U.S. government                                       5.2           0.1             -         5.3
     Non U.S. corporate                                       54.3           1.0          (0.2)       55.1
     U.S. corporate                                          899.8          14.7          (1.5)      913.0
     Mortgage backed                                         474.4           9.4          (2.0)      481.8
-----------------------------------------------------------------------------------------------------------

Total fixed maturities                              $      1,468.2          25.7          (3.7)    1,490.2
-----------------------------------------------------------------------------------------------------------

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (2)   CONTINUED

        The scheduled maturity distribution of the fixed maturity portfolio at December 31, 1998 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                         Amortized           Fair
                                                              Cost          Value
----------------------------------------------------------------------------------
     Due in one year or less                        $         141.3          142.3
     Due after one year through five years                    477.0          487.0
     Due after five years through ten years                   221.2          228.3
     Due after ten years                                      237.6          234.3
----------------------------------------------------------------------------------

     Subtotals                                              1,077.1        1,091.9

     Mortgage-backed securities                               429.7          438.7
----------------------------------------------------------------------------------

     Totals                                         $       1,506.8        1,530.6
----------------------------------------------------------------------------------


        As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $0.4 and $0.1 at December 31, 1998 and 1997, respectively.

        At December 31, 1998, approximately 23.8%, 11.9% and 19.3% of the Company's investment portfolio is comprised of securities issued by the manufacturing, utility and financial industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

        At December 31, 1998, the Company did not hold any fixed maturity securities, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of shareholders' interest.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (2)   CONTINUED

        The credit quality of the fixed maturity portfolio at December 31 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.


                                                              1998                               1997
                                                ------------------------         --------------------------
                                                     Fair                               Fair
                                                    value       Percent                value       Percent
-----------------------------------------------------------------------------------------------------------
Agencies and treasuries                       $     215.3          14.1 %     $        317.9          21.3 %
AAA/Aaa                                             196.8          12.9                162.9          10.9
AA/Aa                                                91.7           6.0                 94.5           6.4
A/A                                                 457.3          29.9                419.1          28.1
BBB/Baa                                             444.5          29.0                425.8          28.6
BB/Ba                                                44.8           2.9                 35.4           2.4
B/B                                                   8.5           0.5                  3.6           0.2
Not rated                                            71.7           4.7                 31.0           2.1
-----------------------------------------------------------------------------------------------------------

Totals                                        $   1,530.6         100.0 %     $      1,490.2         100.0 %
-----------------------------------------------------------------------------------------------------------


        Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.

        At December 31, 1998 and 1997, there were no fixed maturities in default as to principal or interest.

        MORTGAGE LOANS

        At December 31, 1998 and 1997, the Company's mortgage loan portfolio consisted of 126 and 115, respectively, first mortgage loans on commercial real estate properties. The loans, which are originated by the Company through a network of mortgage bankers, are made only on completed, leased properties and generally have a maximum loan-to-value ratio of 75% at the date of origination.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (2)   CONTINUED

        At December 31, 1998 and 1997, respectively, the Company held $40.2 and $35.1 in mortgages secured by real estate in California, comprising 21.0% and 20.2% of the respective total mortgage portfolio. For the years ended December 31, 1998, 1997 and 1996, respectively, the Company originated $9.5, $11.4 and $21.8 of mortgages secured by real estate in California, which represent 24.0%, 28.0% and 20.0% and of the respective total originations for those years.

        "Impaired" loans are defined under generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases, or large groups of smaller-balance homogeneous loans, and therefore applies principally to the Company's commercial loans. There were no impaired loans at December 31, 1998 and 1997.


 (3)    DEFERRED ACQUISITION COSTS

        Activity impacting deferred acquisition costs for the years ended December 31, was as follows:

                                                                                                1998        1997         1996
------------------------------------------------------------------------------------------------------------------------------
Unamortized balance at January 1                                                        $       46.8        31.2         17.4
Transfers in of AMEX reinsurance                                                                   -           -          2.2
Costs deferred                                                                                  14.4        18.5         12.7
Amortization, net                                                                               (4.6)       (2.9)        (1.1)
------------------------------------------------------------------------------------------------------------------------------

Unamortized balance at December 31                                                              56.6        46.8         31.2
------------------------------------------------------------------------------------------------------------------------------

Cumulative effect of net unrealized investment (gains) losses                                   (7.2)       (4.1)         0.8
------------------------------------------------------------------------------------------------------------------------------

Recorded balance                                                                        $       49.4        42.7         32.0
------------------------------------------------------------------------------------------------------------------------------

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

   (4)  INTANGIBLE ASSETS

        PRESENT VALUE OF FUTURE PROFITS (PVFP)

        The method used by the Company to value PVFP is summarized as follows:
        (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that the Company must earn in order to accept the inherent risks.

        PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. As actual results vary from projected amounts, the impact on amortization is included in net income.

        Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

        The following table presents the activity in PVFP for the years ended December 31:

                                                                                           1998         1997         1996
--------------------------------------------------------------------------------------------------------------------------
Unamortized balance at January 1                                                  $        32.2         38.9         34.5
Transfers of AMEX reinsurance                                                                 -            -         10.0
Interest accreted at 5.0% in 1998, 5.6% in 1997 and 5.4% in 1996                            1.0          1.4          1.9
Amortization                                                                               (6.8)        (8.1)        (7.5)
--------------------------------------------------------------------------------------------------------------------------

Unamortized balance at December 31                                                         26.4         32.2         38.9
--------------------------------------------------------------------------------------------------------------------------

Cumulative effect of net unrealized investment (gains) losses                              (5.8)        (6.7)         2.3
--------------------------------------------------------------------------------------------------------------------------

Recorded balance                                                                  $        20.6         25.5         41.2
--------------------------------------------------------------------------------------------------------------------------

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (4)   CONTINUED

        The estimated percentage of the December 31, 1998 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                                1999        15%
                                2000        11%
                                2001         9%
                                2002         7%
                                2003         6%

        GOODWILL

        At December 31, 1998 and 1997, total unamortized goodwill was $29.9 and $31.4, respectively, which is shown net of accumulated amortization of $8.5 and $7.0, respectively. Goodwill amortization $1.5, $1.6 and $1.6 for the years ended December 31, 1998, 1997 and 1996, respectively. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value (no such write-downs have been made).


  (5)   REINSURANCE

        In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum amount of life insurance retained on any one life may not exceed $0.2. Reinsurance contracts do not relieve the Company of its obligations to policyholders. In the unlikely event that the reinsurers would be unable to meet their obligations, the Company is liable for the reinsured claims. The Company monitors both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------


  (5)   CONTINUED

        During 1995, the Company entered into a reinsurance agreement with an affiliated company, PHF Life Insurance Company (PHF). Effective December 31, 1995, the Company assumed all liabilities and future premiums related to PHF's New York universal life, whole life, structured settlement, accident and health, and deferred annuity business. The transaction involved transferring reserves valued at $83.1 and fixed maturities of $82.5, resulting in a loss of $0.6. These investments were placed in a trust account with Bankers Trust for the benefit of PHF policyholders allowing PHF to take the reserve credit on this block of business. The trust totaled $61.3 at December 31, 1998.

        Effective April 1, 1996 the accidental death and dismemberment and long-term care business written by AMEX Assurance Company (AMEX), an acquired affiliated company, in the state of New York was ceded directly to the Company on an assumptive basis. Significant assets and liabilities transferred included investments valued at $23 and reserves valued at $23 and recorded as assumed premiums and change in policy reserves, respectively. No gain or loss was recognized as a result of this transaction.

        The effects of reinsurance on premiums written and earned for the years ended December 31 were as follows:


                                                         Written                         Earned
                                             ------------------------------   -----------------------------

                                                  1998       1997     1996       1998       1997      1996
-----------------------------------------------------------------------------------------------------------
Direct                                       $    82.8       48.2     30.4       80.6       44.5      28.6
Assumed                                            4.0        3.6     33.8        4.0        3.6      28.8
Ceded                                             (1.7)      (1.1)    (0.4)      (1.3)      (1.2)     (0.2)
-----------------------------------------------------------------------------------------------------------

Net Premiums                                 $    85.1       50.7     63.8       83.3       46.9      57.2
-----------------------------------------------------------------------------------------------------------

Percentage of amount assumed to net                4.7        7.1     53.0        4.8        7.7      50.0 %
-----------------------------------------------------------------------------------------------------------

        Reinsurance recoveries recognized as a reduction of benefits amounted to $10.8, $11.2, and $18.5 during 1998, 1997 and 1996, respectively. These recoveries were partially offset by certain changes in benefits and other policy reserves.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (6)   FUTURE ANNUITY AND CONTRACT BENEFITS

         INVESTMENT CONTRACTS

        Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management. At December 31, 1998 and 1997, investment contracts comprised $1,313.2 and $1,314.5, respectively.

         INSURANCE CONTRACTS

        Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential premium deficiencies. Reserves for cancelable accident and health insurance contracts are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on the experience of the insurance industry and the Company, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised. At December 31, 1998 and 1997, insurance contracts comprised $196.8 and $131.9, respectively.

        Interest rate assumptions used in calculating the present value of future annuity and contract benefits range from 5.7% to 9.9%.


  (7)   RELATED-PARTY TRANSACTIONS

        The Company receives administrative services from certain affiliates for which progress payments for these services are made monthly. For the years ended December 31, 1998, 1997 and 1996, these services were valued at $7.6, $9.8, and $6.1.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

   (8)  INCOME TAXES

        The total provision for income taxes for the years ended December 31 consisted of the following components:

                                                                            1998         1997          1996
------------------------------------------------------------------------------------------------------------
Current federal income tax provision                                $       16.7         13.2          13.1
Deferred federal income tax benefit                                         (3.5)        (1.7)         (2.8)
------------------------------------------------------------------------------------------------------------

Subtotal federal provision                                                  13.2         11.5          10.3

Current state income tax provision (benefit)                                 0.5            -          (0.2)
Deferred state income tax benefit                                              -            -          (0.3)
------------------------------------------------------------------------------------------------------------

Subtotal state provision (benefit)                                           0.5            -          (0.5)
------------------------------------------------------------------------------------------------------------

Total income tax provision                                          $       13.7         11.5           9.8
------------------------------------------------------------------------------------------------------------


        The reconciliation of the federal statutory tax rate to the effective income tax rate is as follows:

                                                                                       1998           1997           1996
--------------------------------------------------------------------------------------------------------------------------
Statutory U.S. federal income tax rate                                                 35.0 %         35.0 %         35.0 %
State income tax                                                                        0.9              -           (1.3)
Goodwill amortization                                                                   1.6            1.9            2.0
Other, net                                                                              3.8            2.8            2.4
--------------------------------------------------------------------------------------------------------------------------

Effective rate                                                                         41.3 %         39.7 %         38.1 %
--------------------------------------------------------------------------------------------------------------------------

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

  (8)   CONTINUED

        The components of the net deferred income tax benefit (liability) at December 31 are as follows:


                                                                                        1998         1997
----------------------------------------------------------------------------------------------------------
Assets:
     Future annuity and contract benefits                                         $     75.3         25.6
----------------------------------------------------------------------------------------------------------

Total deferred income tax assets                                                        75.3         25.6
----------------------------------------------------------------------------------------------------------

Liabilities:
     Net unrealized gains on investment securities                                      (3.8)        (3.9)
     Investments                                                                        (6.8)        (5.1)
     Present value of future profits                                                   (21.6)        (8.2)
     Deferred acquisition costs                                                        (32.9)       (10.5)
     Other, net                                                                         (9.7)        (1.0)
----------------------------------------------------------------------------------------------------------

Total deferred income tax liabilities                                                  (74.8)       (28.7)
----------------------------------------------------------------------------------------------------------

Net deferred income tax asset (liability)                                         $      0.5         (3.1)
----------------------------------------------------------------------------------------------------------


        The Company paid $13.6, $12.1 and $14.3, for federal and state income taxes during the years 1998, 1997 and 1996, respectively.

        Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

   (9)  COMMITMENTS AND CONTINGENCIES

        MORTGAGE LOAN COMMITMENTS

        As of December 31, 1998 and 1997, the Company was committed to fund $26.1 and $0, respectively, in mortgage loans.

        GUARANTY ASSOCIATION ASSESSMENTS

        The Company is required to participate in the guaranty association of the state of New York. The state guaranty association ensures payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business. The insolvency of a major insurer that wrote significant business in New York could have an adverse impact on the profitability of the Company. The Company had no such assessments for the years ending December 31, 1998, 1997 and 1996, respectively.

        LITIGATION

        The Company is a defendant in various cases of litigation considered to be in the normal course of business. The Company believes that the outcome of such litigation will not have a material effect on its financial position or results of operations.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------


(10)    FAIR VALUE OF FINANCIAL INSTRUMENTS

        The fair values of financial instruments presented in the applicable notes to the Company's financial statements are estimates of the fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

        Financial instruments that, as a matter of accounting policy, are reflected in the accompanying financial statements at fair value are not included in the following disclosures. Such items include fixed maturities. The carrying value of policy loans, short-term investments and accrued investment income approximates fair value at December 31, 1998 and 1997, respectively.

        At December 31, the carrying amounts and fair values of the Company's financial instruments were as follows:

                                                                   1998                          1997
                                                    -------------------------   ----------------------------
                                                      Carrying          Fair       Carrying            Fair
                                                        amount         value         amount           value
------------------------------------------------------------------------------------------------------------
Mortgage loans                                   $       190.7         207.5          173.5           179.7
Investment contracts                                   1,302.7       1,265.9        1,306.3         1,297.5
------------------------------------------------------------------------------------------------------------



        The fair value of mortgage loans is estimated by discounting the estimated future cash flows using interest rates applicable to current loan originations, adjusted for credit risks.

        The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value based on interest rates currently offered on similar contracts for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------


(11)    RESTRICTIONS ON DIVIDENDS

        Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on 10% of the prior year surplus (net of adjustments in some cases) and prior year statutory income (net gain from operations, net income adjusted for realized capital gains, or net investment income). Dividends in excess of the prescribed limits or the company's earned surplus are deemed extraordinary and require formal state insurance commission approval. Based on statutory results as of December 31, 1998, the Company is able to pay $16.8 in dividends in 1999 without obtaining regulatory approval.


(12)    SUPPLEMENTARY FINANCIAL DATA

        The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners
        (NAIC) that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from GAAP in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authority. The Company has no significant permitted accounting practices.

        Statutory net income for the years ended December 31, 1998, 1997 and 1996 was $24.8, $13.7 and $16.5, respectively. Statutory capital and surplus as of December 31, 1998 and 1997 was $168.8 and $162.6, respectively.

        The NAIC has adopted Risk-Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors its level of RBC. At December 31, 1998 and 1997, the Company exceeded the minimum required RBC levels.

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------


  (13)  BUSINESS SEGMENTS

        The Company conducts its operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide for a means for replacing the income of the insured in the event of premature death, and (2) Wealth and Lifestyle Protection, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events.

        The following is a summary of industry segment activity for 1998, 1997 and 1996:

                                                     1998                                  1997
-------------------------------------------------------------------------  ------------------------------------
                                          Wealth                                Wealth
                                          accum-    Wealth &                   accumu-   Wealth &
                                        lation &   lifestyle    Consoli-      lation &   lifestyle    Consoli-
                                        transfer   protection      dated      transfer   protection      dated
---------------------------------------------------------------------------------------------------------------

Net investment income             $        111.9         4.0       115.9         107.5        4.1        111.6
Net unrealized investment
   gains                                     2.5           -         2.5           2.2          -          2.2
Premiums                                    48.3        35.0        83.3          20.5       26.4         46.9
Other revenues                               3.0           -         3.0           3.7          -          3.7
---------------------------------------------------------------------------------------------------------------

Total revenues                    $        165.7        39.0       204.7         133.9       30.5        164.4
---------------------------------------------------------------------------------------------------------------

Interest credited, benefits
   and other changes in
   policy reserves                         122.0        26.0       148.0          99.1       15.1        114.2
Commissions                                  8.0         9.0        17.0           8.9        8.7         17.6
Amortization of intangibles                  6.3         1.0         7.3           7.4        0.8          8.2
Other operating costs
   and expenses                              3.2        (4.0)       (0.8)         (0.1)      (4.5)        (4.6)
---------------------------------------------------------------------------------------------------------------

Total benefits and expenses                139.5        32.0       171.5         115.3       20.1        135.4
---------------------------------------------------------------------------------------------------------------

Income before income taxes        $         26.2         7.0        33.2          18.6       10.4         29.0
---------------------------------------------------------------------------------------------------------------

Total assets                      $      1,787.7        93.3     1,881.0       1,711.9       95.6      1,807.5
---------------------------------------------------------------------------------------------------------------

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

(13)     CONTINUED


                                                     1996
                                        ----------------------------------------
                                          Wealth    Wealth &
                                    accumulation   lifestyle
                                      & transfer   protection  Consolidated
----------------------------------------------------------------------------

Net investment income            $          99.9         2.5          102.4
Net unrealized investment
   losses                                   (0.4)          -           (0.4)
Premiums                                    18.5        38.7           57.2
Other revenues                               4.1           -            4.1
----------------------------------------------------------------------------

Total revenues                   $         122.1        41.2          163.3
----------------------------------------------------------------------------

Interest credited, benefits
   and other changes in
   policy reserves                          90.1        31.7          121.8
Commissions                                  6.2         4.8           11.0
Amortization of intangibles                  6.2         0.9            7.1
Other operating costs
   and expenses                              1.5        (3.8)          (2.3)
----------------------------------------------------------------------------

Total benefits and expenses                104.0        33.6          137.6
----------------------------------------------------------------------------

Income before income taxes       $          18.1         7.6           25.7
----------------------------------------------------------------------------

Total assets                     $       1,628.6        80.4        1,709.0
----------------------------------------------------------------------------


GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------

(14)    ACCOUNTING PRONOUNCEMENTS NOT YET ADOPTED

        During 1998, The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This Statement requires that, upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) be recognized in the balance sheet at fair value, and that changes in such fair values be recognized in earnings unless specific hedging criteria are met. Changes in the values of derivatives that meet these hedging criteria will ultimately offset related earnings effects of the hedged items; effects of certain changes in fair value are recorded in equity pending recognition in earnings. The Company will adopt the Statement on January 1, 2000. The impact of adoption will be determined by several factors, including the specific hedging instruments in place and their relationships to hedged items, as well as market conditions. Management has not estimated the effects of adoption as it believes that such determination will not be meaningful until closer to the adoption date.

        In December 1997, the American Institute of Certified Public Accountants issued a new Statement of Position (SOP) 97-3, ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS. This SOP provides guidance on accounting by insurance and other enterprises for guaranty-fund and certain other insurance related assessments. The SOP requires enterprises to recognize a liability for assessments when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998 and will be reported in a manner similar to a cumulative effect of a change in accounting principle in the initial year of adoption. Management of the Company does not expect that this SOP will have a material impact on the Company's financial position, results of operations, or liquidity.








(15)    SUBSEQUENT EVENT

GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 1998, 1997 and 1996
(Dollar amounts in millions)

--------------------------------------------------------------------------------
        On January 1, 1999, GNIAC merged with and into its parent company, GE Capital Assurance, pursuant to an Agreement and Plan of Merger between GNIAC and GE Capital Assurance dated May 18, 1998. Prior regulatory approval of the merger was obtained from the Delaware Department of Insurance and the Washington Department of Insurance. As a result of this merger, effective January 1, 1999, the Company is a wholly owned subsidiary of GE Capital Assurance.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements

All required financial statements are included in Part B of this Registration Statement or will be included in a pre-effective amendment.

(b)  Exhibits

       (1) Resolution of Board of Directors of GE Capital Life Assurance Company of New York ("GE Capital Life") authorizing the establishment of the GE Capital Life Separate Account II (the "Separate Account"). 1/

       (2)        Not Applicable

       (3) Underwriting Agreement between GE Capital Life and Capital Brokerage Corporation 2/
       (3)(i)     Dealer Sales Agreement 2/

       (4)(i)     Form of Policy 2/
       (4)(ii)    Endorsements to Policy
              (a)    Guarantee Account Rider 1/
              (b)    Trust Endorsement 1/
              (c)    Pension Endorsement 2/
              (d)    Individual Retirement Annuity Endorsement 2/
              (e)    403(b) Annuity Endorsement 2/
              (f)    Optional Death Benefit Rider 3/

       (5)        Form of Application 2/

       (6)(i)     Certificate of Incorporation of GE Capital Life 1/
       (6)(ii)    By-Laws of GE Capital Life 1/

       (7)        Not Applicable

       (8)(i)     Form of Participation Agreement regarding Alger American
                  Fund 2/
       (8)(ii) Form of Participation Agreement regarding Federated Insurance Series 2/
       (8)(iii) Form of Participation Agreement regarding GE Investments Funds, Inc. 2/
       (8)(iv)    Form of Participation Agreement regarding Janus Aspen
                  Series 2/
       (8)(v) Form of Participation Agreement regarding Oppenheimer Variable Account Funds 2/
       (8)(vi) Form of Participation Agreement regarding PBHG Insurance Series Fund 2/
       (8)(vii) Form of Participation Agreement regarding Variable Insurance Products Fund 2/
       (8)(viii) Form of Participation Agreement regarding Variable Insurance Products Fund II 2/
       (8)(ix)) Form of Participation Agreement regarding Variable Insurance Products Fund III 2/
       (8)(x) Form of Participation Agreement regarding Goldman Sachs Variable Insurance Trust 2/
       (8)(xi) Form of Participation Agreement regarding Salomon Brothers Variable Series Fund

       (9)        Opinion and Consent of Counsel 4/

       (10)(i)    Consent of Sutherland, Asbill & Brennan LLP 4/
       (10)(ii)   Consent of Independent Accountants 4/

       (11)       Not Applicable

       (12)       Not Applicable

       (13)       Not Applicable

       (14)       Power of Attorney 1/


1/ Incorporated herein by reference to initial filing of the registration statement on Form N-4 File No. 333-39955, filed with the Securities and Exchange Commission on September 10, 1997.

2/ Incorporated herein by reference to pre-effective 1 of the registration statement on Form N-4 File No. 333-39955, filed with the Securities and Exchange Commission on May 13, 1998.

3/  Incorporated   herein  by  reference  to  post-effective  2  filing  of  the registration statement on Form N-4 File No. 333-39955, filed with the Securities and Exchange Commission on March 1, 1999.

4/  Incorporated herein.

-------------------

ITEM 25.  DIRECTORS AND OFFICERS OF GE LIFE & ANNUITY


Name                             Address                                   Positions and Offices with Depositor

Barry J. Grossman                American Mayflower                        President and Chief Executive Officer
                                 2 Penn Plaza
                                 New York, NY 10121

Marshall S. Belkin               345 Kear Street                           Director
                                 Yorktown Heights, NY 10598

Donald W. Britton                First Colony Life                         Director
                                 700 Main Street
                                 Lynchburg, VA 24505

Richard I. Byer                  Clark & Pope, Inc.                        Director
                                 317 Madison Avenue
                                 New York, NY 10017

Ronald V. Dolan                  First Colony Life                         Chairman of the Board
                                 700 Main Street
                                 Lynchburg, VA 24505

Bernard M. Eiber                 55 Northern Blvd.                         Director
                                 Room 302
                                 Great Neck, NY 11021

Jerry S. Handler                 Handro Properties                         Director
                                 151 West 40th St.
                                 New York, NY 10018


Stephen P. Joyce                 GE Financial Assurance                    Director
                                 777 Long Ridge Rd., Bldg. "B"
                                 Stamford, CT 06927

Ray M. Perisho                   Union Fidelity Life                       Director
                                 4850 Street Rd.
                                 Trevose, PA 19049

Leon E. Roday                    GE Financial Assurance                    Senior Vice President & General Counsel
                                 6604 West Broad St.
                                 Richmond, VA 23230

Ididore Sapir                    Granit Apartments at the Granit           Director
                                 Apt. 756, P.O. Box 657
                                 Kernonkson, NY 12446

Thomas A. Skiff                  GE Financial Assurance                    Director
                                 1650 Los Gamos DR.
                                 San Rafael, CA 94903

                                 First Colony Life                         Director
Steven A. Smith                  700 Main Street
                                 Lynchburg, VA 24505

George T. Stewart                First Colony Life                         Director
                                 700 Main Street
                                 Lynchburg, VA 24505

Geoffrey S. Stiff                GE Financial Assurance                    Director
                                 6610 W. Broad St.
                                 Richmond, VA  23230

Gerald A. Kaufman                33 Walt Whitman Rd., Suite 233            Director
                                 Huntrington Station, NY 11746

Thomas W. Casey                  GE Financial Assurance                    Vice President and Chief Financial Officer
                                 6604 W. Broad St.
                                 Richmond, VA 23230

Stephen N. DeVos                 GE Financial Assurance                    Vice President and Controller
                                 6604 W. Broad St.
                                 Richmond, VA 23230


Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

The following chart identifies the persons controlled by or under common control with the Depositor or the Registrant.



                              ORGANIZATIONAL CHART



                     ---------- GENERAL ELECTRIC
                     |               COMPANY
                     |                  |
                     |                (100%)
      Other Subsidiaries                |
                                GENERAL ELECTRIC
                             CAPITAL SERVICES, INC.
                                        |
                                      (100%)
                                        |
                                GENERAL ELECTRIC
                               CAPITAL CORPORATION
                                        |
                                      (100%)
                                        |
                             GE FINANCIAL ASSURANCE
                                 HOLDINGS, INC.
                                        |
                                      (100%)
                                        |
                                 GNA CORPORATION
                                        |
                                      (100%)
                                        |
                                GENERAL ELECTRIC
                            CAPITAL ASSURANCE COMPANY ------------
                                        |                        |
                                      (100%)                     |
                                        |                        |
                                 GREAT NORTHERN                  |
                           INSURED ANNUITY CORPORATION          52%
                                        |                        |
                                      (48%)                      |
                                        |                        |
                                 GE CAPITAL LIFE                 |
                          ASSURANCE COMPANY OF NEW YORK ----------
                     (52% owned by General Electric Capital
                               Assurance Company)


Item 27.  Number of Policyowners

Not applicable

Item 28.  Indemnification

The Bylaws of GE Capital Life provides that:

       (a)  See Exhibit (6)(ii) - Article VIII

                                      * * *


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

  (a) Capital Brokerage Corporation is the principal underwriter of the Policies as defined in the Investment Company Act of 1940.

  (b)



Name                             Address                                     Positions and Offices with Depositor
----                             -------                                     ------------------------------------
Scott A. Curtis                  GE Financial Assurance                      President and Chief Executive Officer
                                 6610 W. Broad St.
                                 Richmond, VA 23230

Stephen P. Joyce                 GE Financial Assurance                      Senior Vice President
                                 777 Long Ridge Rd., Bldg. "B"
                                 Stamford, CT 06927

Charles A. Kaminski              GE Financial Assurance                      Senior Vice President
                                 601 Union St., Ste. 5600
                                 Seattle, WA 98101

Victor C. Moses                  GE Financial Assurance                      Senior Vice President
                                 601 Union St., Ste. 5600
                                 Seattle, WA 98101

Geoffrey S. Stiff                GE Financial Assurance                      Senior Vice President
                                 6610 W. Broad St.
                                 Richmond, VA 23230

Mary Catherine Yeagley           GE Financial Assurance                      Senior Vice President
                                 601 Union St., Ste. 5600
                                 Seattle, WA 98101

Jeffrey I. Hugunin               GE Financial Assurance                      Treasurer
                                 6604 W. Broad St.
                                 Richmond, VA 23230

John W. Attey                    GE Financial Assurance                      Vice President, Counsel & Assistant
                                 7125 W. Jefferson Ave., Ste. 200            Secretary
                                 Lakewood, CO 80235

Thomas W. Casey                  GE Financial Assurance                      Vice President & Chief Financial Officer
                                 6604 W. Broad St.
                                 Richmond, VA 23230

Stephen N. DeVos                 GE Financial Assurance                      Vice President & Controller
                                 6604 W. Broad St.
                                 Richmond, VA 23230

Scott A. Reeks                   GE Financial Assurance                      Vice President & Assistant Treasurer
                                 6630 W. Broad St.
                                 Richmond, VA 23230

Edward J. Wiles, Jr.             GE Financial Assurance                      Vice President, Counsel & Secretary
                                 777 Long Ridge Rd., Bldg. "B"
                                 Stamford, CT 06927



Item 30.  Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by GE Capital Life at its executive offices.

Item 31.  Management Services

All management Policies are discussed in Part A or Part B of this Registration Statement.

Item 32.  Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Policies may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to GE Capital Life at the address or phone number listed in the Prospectus.

SECTION 403(b) REPRESENTATIONS

GE Capital Life represents that in connection with its offering of Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SECTION 26(e)(2)(A) REPRESENTATION

GE Capital Life hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GE Capital Life.

EXHIBIT LIST

Exhibit 9         Opinion and Consent of Counsel
Exhibit 10 (i)    Consent of Sutherland Asbill & Brennan LLP
Exhibit 10 (ii)   Consent of Independent Accountants